Information contained herein, marked with [***], is being filed pursuant to a request for confidential treatment.


                                                                  Exhibit 10.52

                                                                 EXECUTION COPY

                          TRANSPONDER SERVICE AGREEMENT


         This Agreement (the "Agreement") is entered into this 30th day of April, 1998, by and between PanAmSat International Systems, Inc., a Delaware corporation, formerly known as PanAmSat Corporation ("PanAmSat") and Corporacion de Radio y Television del Norte de Mexico, S. A. de C.V., a sociedad anonima de capital variable ("Customer"). This Agreement covers the provision of twenty-four hour fixed term non-preemptible satellite signal reception and retransmission service (the "Service") by PanAmSat to Customer from twelve (12) Ku-band transponders (referred to generally as the "Service Transponders") in the "Mexico Beam" (identified in Appendix C) of the Atlantic Ocean Region Satellite referred to by the parties as PAS-5 ("PAS-5" or the "Satellite") that was constructed by Hughes Space and Communications Company, formerly a division of Hughes Aircraft Company ("Hughes"). The Service Transponders are more particularly identified in Appendix A and the Satellite is described in Appendix B of this Agreement. The Service shall be supplied by PanAmSat in outerspace. The transponders on the Satellite and the beams in which these transponders are grouped are referred to as "Transponder(s)" and the "Beam(s)," respectively.

         This Agreement implements that certain letter agreement dated February 29, 1996, by and among PanAmSat, The News Corporation Limited ("News"), Globo Comunicacoes e Participacoes ("Globo") and Grupo Televisa, S.A. ("Televisa") (the "Letter Agreement"). For the avoidance of doubt, the parties understand and agree that the combination of this Agreement, that certain "Second Amended and Restated Transponder Purchase and Sale Agreement," by and between PanAmSat and NetSat Servicos Ltda. ("NetSat"), dated as of March 5, 1998 (the "Brazil Agreement"), and that certain "Transponder Service Agreement," by and between PanAmSat and Sky Multi-Country Partners ("Multi-Country Platform"), also dated as of March 5, 1998 (the "Multi-Country Agreement") have superseded the Letter Agreement as to all obligations of or to PanAmSat thereunder. This Agreement constitutes the entire agreement between the parties and supersedes all previous understandings, commitments, or representations concerning its subject matter.

         The date of execution of this Agreement will not be asserted by either party as being relevant to any matter or cause of action hereunder. Neither the fact that this Agreement was executed on the date hereof, rather than as of

February 29, 1996, nor the fact that any party may have information available to it on the former date that it did not have available to it on the latter date, shall be deemed to constitute a waiver by, or an estoppel of, any party with respect to any right or remedy that such party might otherwise have had if this Agreement had been executed on February 29, 1996.

                                    AGREEMENT

         In consideration of the foregoing and of the mutual promises set forth below, PanAmSat and Customer mutually agree as follows:

ARTICLE 1.   PROVISION OF SERVICE

         1.1 The Service. PanAmSat agrees to provide, and Customer agrees to accept, the Service. Except as otherwise specifically permitted under this Agreement, PanAmSat shall not preempt or interrupt Customer's use of the Service. In no event shall these exceptions be construed so as to permit PanAmSat to preempt Customer's use of the Service so as to allow PanAmSat to use the Service Transponders to provide Transponder capacity for itself or for another customer.

         1.2  Intentionally Deleted.

         1.3  Intentionally Deleted.

         1.4 Covenants on Use. Customer acknowledges and agrees that the provision of Service that is the subject of this Agreement is being made in consideration, among other things, of Customer's agreement and promise to use the Service for particular purposes. In this regard, Customer agrees as follows:

                  (a) DTH Service. Except as otherwise provided herein, the Service shall be used to meet the satellite transmission requirements of Customer's direct to home service, which for purposes of this Agreement, except for the specific purposes of Section 1.8, means video and audio programming that is provided on a pay or subscription basis, together with associated audio and data signals (e.g., authorization codes) and any other direct broadcast or interactive or multimedia service (including, without limitation, internet access and video games) and that is intended for direct reception (or by means of SMATV) by, and is made available primarily to, end user recipients in the home or business via "Ku-band" satellite transponders in the "Territory" ("DTH Service"). Other uses of the Service shall be permitted to the extent provided under this Section 1.4 and Sections 1.6, and
1.7 below. References in this Agreement to Customer's "transmissions" and, except where specifically limited to "video," references to Customer's "programming" shall be deemed to include all permitted video and non-video applications. As used in this Agreement, the "Territory" means Mexico, the Dominican Republic, Costa Rica, Cuba, Guatemala, Nicaragua, Honduras, El Salvador, Puerto Rico, Panama [*************************************] and the
United States, Canada, Belize, the British Virgin Islands, and all other islands in the Caribbean located in whole or in part north of 12o North Latitude. "Ku-band" means the frequency band between 10.7 and 17.8 GHz, excluding minor overlaps of other bands to the extent generally recognized as falling outside the "Ku-band" designation and also excluding authorizations that may be granted (on a general applicability basis) for minor portions of the band solely for use in connection with frequencies located outside of the band.

                  (b) Customer's DTH Service. As used in this Agreement, the reference to "Customer's DTH Service" shall be deemed to include any DTH Service that is owned, operated or managed by Customer or any entity that is directly or indirectly "Controlled" by a combination of one or more of the "Approved Participating Companies" that also, directly or indirectly, Control the Customer. The Approved Participating Companies mean any one or more of the following companies that directly or indirectly has an equity holding, investment, or other economic interest in the Customer: News, Televisa, Tele-Communications International, Inc. ("TINTA"), and/or any of the "Approved Companies" that are identified in Appendix I. News and Televisa are also referred to herein as the "Founding Partners." In addition, TINTA may elect pursuant to Section 18.1 hereof, on notice to PanAmSat to be given no later than May 4, 1998, to be deemed a Founding Partner. At Customer's request, the list of Approved Companies may be expanded, subject to PanAmSat's prior written consent, not to be unreasonably withheld, conditioned, or delayed; provided that, in appropriate circumstances, PanAmSat may limit its consent to the involvement of an Approved Company: (i) so that Control of Customer is retained by other Approved Participating Companies, (ii) to exclude separate programming rights under Section 1.4(c) below, and/or (iii) to exclude rights to be an assignee under Section 10.5 of this Agreement. PanAmSat shall make all decisions required under this paragraph in good faith


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

based upon the financial qualifications and programming practices (i.e., with respect to considerations identified in Section 10.5 below) of a proposed Approved Company. For purposes of this Agreement, "Control" means voting control over ordinary business activities (positive or negative) that may be exercised directly or indirectly. As a condition for their interest in Customer and participation in Customer's DTH Service, Customer shall require each of the Approved Participating Companies to agree to and to comply with the terms and conditions of the Agreement as they relate to them and shall make PanAmSat a third party beneficiary entitled to enforce such provisions directly against the Approved Participating Companies. It is understood that Customer's DTH Service may carry programming provided to it by third parties.

                  Customer may permit video programming signals (with associated audio and data signals) that are owned by one of the Founding Partners or their "Affiliates" and that are being carried on the same Service Transponder as part of Customer's DTH Service also to be received (the same feed), on an ancillary basis, by cable head ends, SMATV and MMDS outlets and other non-DTH facilities that may be developed for the distribution of video programming ("Non-DTH Outlets"), provided as follows: [**********************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**************]  The foregoing  notwithstanding,  [*****************************
*******************************************]  in their  separate  and  unrelated capacity as video programming channel providers that neither Customer nor any other entity that provides Customer's DTH Service nor their agents or [*******************************************************************************
********************************************************************************
********************************************************************************
******************] As used in this Agreement, "Affiliate" means, with respect to any entity (which for this purpose does not include natural persons), any entity directly or indirectly, through one or more intermediaries, Controlling, Controlled by, or under common Control with such entity. For purposes of this paragraph, "Affiliates" of the Founding Partners shall also be deemed to include (except for purposes of making determinations under clause (iii) that follows) entities in which all of the following are the case: (i) a Founding


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Partner individually owns, directly or indirectly, at least 25% of the equity of the entity; (ii) the Founding Partner has a board seat or comparable management participation in the entity; and (iii) if the entity or its Affiliates has ever entered into a satellite transponder transaction with PanAmSat, the Founding Partner has had liability exposure to PanAmSat thereunder, either as a general partner of the entity or as guarantor (in whole or in part) of the entity's obligations to PanAmSat.

                  (c) Non-DTH Use. Customer, each Founding Partner (as long as it directly or indirectly, owns or has an investment or economic interest in Customer or in Customer's DTH Service), each Approved Participating Company that has a minimum 10% voting equity in the Customer, and each entity that is an Affiliate of any of the foregoing entities is referred to herein as a "Customer Company." To the extent that the capacity provided by the Service Transponders exceeds the requirements of the Customer Companies for the satellite transmission of DTH Service in the [*****] Territory (as they reasonably determine) and, except as permitted under Section 1.8(c), the Customer Companies are not using other Ku-band satellite capacity in lieu of the Service
Transponders, to meet such requirements for the [*******] Territory, the Customer Companies may use the Service Transponders for their own needs with respect to the transmission of video, audio, data and teletext signals and any other electronic information, including (without limitation) interactive video applications, however transmitted, whether in the form of data, teletext or packets. Subject to the following sentence and the specific exception stated in the second grammatical paragraph in Section 1.4(b) above, [*******************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************************************]  A  Non-DTH  Transponder,  once used primarily for Customer's DTH Service, shall cease to be deemed a Non-DTH Transponder, but may again become a Non-DTH Transponder if its use reverts primarily to non-DTH use.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  (d) Use by Others. In any circumstances in which Customer is permitted above to allow the Service Transponders to be used by other Customer Companies, or in circumstances in which Customer's DTH Service may carry programming services provided to it by others, Customer shall remain ultimately responsible to PanAmSat for all such use. In such circumstances, Customer's responsibilities to PanAmSat with respect to Customer's use of Service Transponders, Customer's transmissions to the Satellite, Customer's programming and the responsibilities of Customer to PanAmSat for other activities hereunder shall be read to include the use, transmissions, programming, and activities of any such other entity. Customer shall also be responsible to PanAmSat for [*****
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]

                  (e) International PSN Restriction. In no event may the Service Transponders (except to the extent that they are remarketed by PanAmSat, as provided below) be used for switched public international telecommunications services.

                  (f) Intent of Third Party Use. Customer acknowledges and agrees that it is the parties' intent, in allowing the carriage of programming services provided by others, to further Customer's ability to develop the DTH market, but


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

not to allow Customer to resell or otherwise make the Service Transponder(s) available to others at a profit solely on the capacity itself, and that Customer shall not, through the permission granted or through any other agreement or arrangement, enter into any agreement to, or use the Customer Transponder(s) in any way that would, materially conflict with this intent.

         1.5 Transmission Plan for Transponders. Customer's transmissions to the Satellite (which may be performed by one or more third party uplink providers, as provided in Section 4.2 below) shall conform to digital transmission plans to be submitted by Customer to PanAmSat and that shall be subject to PanAmSat's prior written approval. The transmission plan shall include such information as called for in the form of transmission plan that is attached hereto as Appendix M and such other technical information as PanAmSat may require in its reasonable engineering judgment to manage the operation of its satellites. Customer shall be permitted to modify these transmission plans from time to time, subject to PanAmSat's prior written approval. PanAmSat shall not unreasonably withhold its approval of a transmission plan or modification to such a plan, which approval shall be based solely upon the considerations identified in Section 4.1 below. PanAmSat makes no representation, warranty, or covenant regarding the efficacy of the use of any number of carriers or other alternative uses of capacity provided under this Agreement. If not otherwise provided by PanAmSat pursuant to separate agreement, Customer will provide PanAmSat, at no cost to PanAmSat, with equipment necessary to decode its signals. It is understood that, in some circumstances, PanAmSat may provide uplink services to Customer, in which event Customer shall not be responsible to PanAmSat for the technical operation or performance of such PanAmSat-provided uplinks under this or other sections of this Agreement.

         1.6 Marketing by PanAmSat of Customer's Capacity. At Customer's request, PanAmSat shall market Service from Service Transponders for use by third parties on an interim basis until Customer requires them for Customer's DTH Service; provided that, after six months from the Service Date (the "Initial Six Months") such marketing shall be limited to a maximum of [******] Service Transponders. In such circumstances, PanAmSat shall use all reasonable efforts to market services from the Service Transponders made available for this purpose (which Customer would thereafter cease to employ) for the interim period to other


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

potential customers for video, data, or other uses, as market demand and technical considerations may warrant, as reasonably determined by PanAmSat in consultation with Customer, and subject to PanAmSat's reasonable discretion with regard to the terms and conditions of service and selection of appropriate customers, which shall be consistent with its general practices in this regard, and Customer's consent rights set forth in clause (b) of this Section. In such event:

                  (a) For the Initial Six Months, Customer's [******************
********************************************************************************
*****************************************************]  Thereafter,  subject  to
Sections 1.7 and 1.8 below, the [*********] for any Service Transponders that are or remain released for remarketing shall [******************************* ***********] In all cases, the applicable Service Fee shall continue to be payable.

                  (b) PanAmSat shall actively market services from the Service Transponders in good faith, provided that PanAmSat shall not be obligated to use the Service Transponders ahead of any other capacity that PanAmSat may also have available for comparable service. During the Initial Six Months, PanAmSat shall market service from the Service Transponders made available under this Section for occasional use; thereafter, unless otherwise agreed, marketing shall be for full-time, fixed term uses. With the exception of the marketing of the Service Transponders for occasional use during the Initial Six Months, all contracts regarding possible use by third parties of Service Transponders, as permitted under this Section 1.6, shall be promptly forwarded by PanAmSat to Customer for specific written approval, rejection, or proposed modification by Customer, it being understood that neither PanAmSat nor a third party customer shall be required to accept Customer's proposed modifications, but also may not go forward with an unmodified agreement for Service Transponders under this Section
1.6 that Customer has not approved. Customer shall also have the right to approve or reject any particular customers for service from Service Transponders that are made available under this Section. In addition, subject to the considerations stated above, if Customer identifies to PanAmSat a potential customer who desires to purchase service from PanAmSat that employs the Service Transponders, PanAmSat shall seek, in good faith, promptly to enter into a service agreement with said customer, provided that if PanAmSat was already in negotiations with said potential customer


[***] Filed separately with the Commission pursuant to a request for
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                                       8
for other PanAmSat capacity, PanAmSat shall not be required to discontinue such negotiations; and

                  (c) PanAmSat shall credit against Customer's next monthly "Service Fee" (as defined below) (which shall continue to be due and payable), during this period, such amounts that are actually received from other customers for service from the Service Transponders for the previous month (less costs reasonably incurred by PanAmSat for which PanAmSat is not separately reimbursed for providing any related services and equipment that may be associated with the provision of such service, e.g., turnaround, compression, or other terrestrial services or facilities ("Additional Facilities Costs") and costs (including reasonable attorneys' fees) reasonably incurred by PanAmSat in marketing such services to, or negotiating a service agreement with, third parties) ("Transaction Costs") up to the amount of the Service Fee paid by Customer for the applicable period for the Service Transponders made available by Customer to PanAmSat for remarketing under this Section 1.6. For purposes of marketing for occasional use, the parties agree that PanAmSat's Transaction Costs shall be deemed to equal [******] of the revenues actually received from such effort. In addition, after deducting the Additional Facilities Costs, if any, and Transaction Costs specified above, if the [************************************]
by PanAmSat for service from the Service Transponders [****] the [************** **] to be [***] to PanAmSat by Customer for [*********************] (the [******
******]) in [******] to crediting the next month's Service Fee payment, PanAmSat shall [*******] as an [**********************] of such [***********] and shall
[***] Customer [*********] of such [*****************]

         1.7 Withdrawal from DTH Business. Customer shall use all reasonable efforts to use the Service to develop a DTH Service. If despite such efforts, Customer and each of the Customer Companies (which, for this purpose, includes the Founding Partners and their Affiliates, whether or not the Founding Partners continue to hold an equity interest in Customer) ceases to own, operate, or have an investment in, or otherwise have an economic interest in a DTH Service operating within the [******] Territory, in each case, with no plan to reenter DTH Service market in the [******] Territory on any such basis, then the following shall occur:


[***] Filed separately with the Commission pursuant to a request for
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                                       9

                  (i) Customer shall so notify PanAmSat and shall cease using the Service Transponders, which shall thereafter be available for marketing by PanAmSat;

                  (ii) Subject to clause (v), below, Customer shall continue [* ***] PanAmSat [****************************************************************
****************************************] of [*******] per Service Transponder;

                  (iii)  PanAmSat and the  "PanAmSat  Companies"  (as defined in
Section 1.8) shall cease to have any obligations under Section 1.8 and Article 16 of this Agreement.

                  (iv) PanAmSat shall actively market services from the Service Transponders in good faith subject to PanAmSat's reasonable discretion with regard to the terms and conditions of service and selection of appropriate customers, which shall be consistent with its general practices in this regard provided that PanAmSat shall not be obligated to use the Service Transponders ahead of any other capacity that PanAmSat may also have available for comparable service. In addition, subject to the considerations stated above, if Customer identifies to PanAmSat a potential customer who desires to purchase service from PanAmSat that employs the Service Transponders, PanAmSat shall seek, in good faith, promptly to enter into a service agreement with said customer, provided that if PanAmSat was already in negotiations with said potential customer for other PanAmSat capacity, PanAmSat shall not be required to discontinue such negotiations; and

                  (v) PanAmSat shall credit against Customer's next monthly "Service Fee" such amounts that are actually received from other customers for service from the Service Transponders for the previous month less (A) [********] per month per Service Transponder and (B) PanAmSat's Additional Facilities Costs and Transaction Costs associated with the remarketing of the Service Transponders up to the amount of the Service Fee paid by Customer for the applicable period for the Service Transponders.

         1.8      [**************]

                  (a) (i)  PanAmSat.  Subject to the  exceptions  stated in this
Section 1.8, PanAmSat agrees that, during the "Term" of this Agreement (as defined


[***] Filed separately with the Commission pursuant to a request for
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                                       10
below), neither it nor any "PanAmSat Company" (defined herein as an Affiliate of PanAmSat) will:

                                    (A)  use  or  enter  into  any   transponder
contract (service, lease, purchase, or other vehicle) that does [**********] the [***] of any Ku-band Transponder on any satellite which (x) is owned, operated or managed by PanAmSat or any PanAmSat Company, (y) is located in the [**** ************] and (z) has Ku-band coverage over the [********] Territory (other than by a [*******************]) for the purpose of delivering any DTH Service in [**************************] and, in such contracts that provide Ku-band coverage over [*******************] for [*************] specifying Customer as a [**************************] entitled to [**********] such [**************];

                                    (B)  use  or   enter   into   any   multiple
transponder contract for PAS-5 transponders (service, lease, purchase, or other vehicle) that does [**********] the [***] of PAS-5 transponders with coverage over [********] (other than by a [*****************] for the purpose of delivering any [*************************************************************
*********] and, in such multiple PAS-5 Transponder contracts, if any, that provide Ku-band coverage over [********] for other purposes, specifying Customer as a [***********************] entitled to [********] such [***********
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************************************]

                                    (C)  use  or  enter  into  any   transponder
contract (service, purchase, or other vehicle) for the full-time, long term use of the steerable Ku-band Transponders on PAS-5, if oriented for coverage over [************] Territory, for use in the [*******] Territory without [*********
********************************************************************************
********************************************************************************
********************************************************************************
*********************************


[***] Filed separately with the Commission pursuant to a request for
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                                       11

********************************************************************************
********************************************************************************
********************************************************************************
************************************************************]; or

                                    (D) [*****] its [********] for any satellite
located in the [****************************************************************
********************************************************************************
**************] unless the assignee agrees to be bound by the provisions of the previous clauses (A), and, if applicable to PAS-5, (B) and (C).

The foregoing notwithstanding, neither PanAmSat nor any PanAmSat Company shall be required to place [*************] on Ku-band Transponders that [*******] the [*****************] of transmissions [******************] in the [********]
Territory (or, under clause B above, [*******]), as part of a [**************************] that is [**************] for this purpose and that
is    [*************]    for    other    purposes    (e.g.,     [********]    to
[******************]), nor shall PanAmSat or any PanAmSat Company be required to place [************] on the use of Ku-band Transponders whose [*************************************] of [**********************] (or, under clause B, [*********]) but that may have spillover coverage (in terms of [***************] for DTH service) over a [**********] of the applicable area. For the avoidance of doubt, none of the restrictions on PanAmSat or any PanAmSat Company that are stated in this Section 1.8 shall apply to any satellite that is [************************************]

                           (ii) Customer.  Subject to the  exceptions  stated in
this Section 1.8, Customer agrees that, during the Term of this Agreement, neither it nor any Customer Company will:

                                    (A)  own,  invest  in,  or hold an  economic
interest in a DTH Service  [**************************************] that [******
*****************************]  other than that provided by [********]  pursuant to this [*********] except as to the acquisition of transponder capacity for the benefit of Customer's DTH service under circumstances in which the restrictions of the immediately following clause (B) are waived and the [************************************] are applied; or


[***] Filed separately with the Commission pursuant to a request for
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                                       12

                                    (B) use  [*********************************]
with coverage over [*********************] other than that provided by [********] pursuant to this [************] for the [*********] of
[********************************************]

                           (iii) General Exceptions. It is understood and agreed
that nothing herein shall prohibit: (A) PanAmSat or a PanAmSat Company or Customer or a Customer Company from making an investment in [************ *******] or its DTH Service; (B) PanAmSat or a PanAmSat Company from making an investment in Customer, a Customer Company, or in Customer's DTH Service; nor
(C) Customer or any Customer Company from making an investment in PanAmSat or a PanAmSat Company.

                  (b) Customer Exceptions. Subject to Section 1.8(g) below (Survival), this Section 1.8 shall cease to apply to Customer or any Customer Company in the following circumstances: (i) Customer is using [***] of the [******] provided hereunder for the [***************] DTH Service, (ii) Customer requests in writing, for PanAmSat to [****************] Ku-band capacity for its DTH Service, which request shall make express reference to Customer's intent to invoke its rights under this clause, and (iii) PanAmSat is [*******] to make such [******************] available, at agreed upon [**********] or, if applicable, [********] as [*******] under Section 16.1(a)(ii) that Customer has accepted, within [**********] of such written request and agreement on, or acceptance of, [*********] and (iv) within [*************] following the date that PanAmSat notifies Customer that PanAmSat is [*******] to meet such [**********] request within said period, Customer acquires or enters into a binding agreement to acquire such [***************************] PanAmSat shall keep Customer reasonably apprised of its efforts in response to a written request under this clause and shall notify Customer at any such time that PanAmSat reasonably determines that it will not meet such request within the [************] period provided.

                  (c) [****************] In addition to the above exceptions, subject to Customer's obligations under Section 3.2(c) below, Customer shall be permitted to [***] its Transponder capacity on [**************] provided that its DTH Service is [*********************] capacity provided by PanAmSat as soon as reasonably practical.

                  (d)  [*****************************] At Customer's option, the provisions of this Section 1.8 shall [************] to a [*****************]  on and after


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

such date that it [*******] to have or be Affiliated with an entity that has any direct or indirect ownership, investment or other economic interest in the Customer or its DTH Service; provided as follows: (i) in [**********] shall more than [***] of the [*********************] or Affiliates of more than [***] of them, directly or indirectly, own, invest in, or otherwise hold an economic interest in the [*****] DTH Service operating within [********************] (other than the Customer's DTH Service) (ii) Customer shall, and shall contractually require the [*********************] to, notify PanAmSat at such time that a [*****************] (or any of its (their) Affiliates) enters or takes any material step toward entering (e.g., securing [********************] or [*********************] for a DTH Service) the business of providing DTH Service in [*******************] or acquires, direct or indirectly, an ownership, investment or other economic interest in another DTH Service operating or which has taken or takes material steps toward operating within
[**********************] (any such event being referred to herein as a [***********************************] [(iii) intentionally deleted;] (iv) at
PanAmSat's option on notice to Customer, and without regard to any other [****************************] otherwise stated in this Agreement, [**********
********************************************************]  and (v) within thirty
(30) days of PanAmSat's notice to Customer under clause (iv) above, Customer shall [*************************************************************************
*****************************************] under this Agreement, [**************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*********************************************]

                  (e) Intentionally Deleted.

                  (f) Notices. Each party shall promptly notify the other of an event that gives rise to a right to [*********] the [*********] of this Section
1.8 in relevant part. Within [********************] (or, in the case of clause 1.8(b)(i), [*************] of the later of: (i) the date that such notice is received, or (ii) the [**************] for PAS-5, the party receiving such notice must [********] the right granted or it shall be [**************] as to the event giving rise thereto (but not as to any future independent circumstances that may give rise to a separate right).


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  (g) Survival.  The [*************]  provisions of this Section
1.8 shall not relieve Customer, the Customer Companies, and, even if no longer a Customer Company, the Founding Partners from the obligations stated in Sections 1.8(a)(ii)(A) and 1.8(d)(ii), (iv) and (v).

                  (h) [********************] of DTH Service. For purposes of this Section 1.8 and Section 3.2(c) below, [***********************] do
[*************] DTH Service.  In addition,  for purposes of this Section 1.8 and
Section 3.2(c), the definition of "DTH Service" is [********] to [********************] with associated [*****] and [****************] that is
intended  for   [******************]   via  satellite  by  [********************
***********] in the [********]

                  (i) Successors in Interests. For the avoidance of doubt and not for limitation, the provisions of this Section 1.8 shall be binding upon any entity that acquires all or substantially all of the assets of an entity that is otherwise subject to the provisions to the same extent that the provisions would be applicable to the entity being acquired.

                  (j) Individual Conduct. If any individual(s) who Controls an entity that is subject to this Section 1.8 or any entity that is directly or indirectly Controlled by such individual(s) takes an action, including (without limitation) material steps toward doing so, of the kind described in Section 1.8(d)(ii) above, that would be prohibited under this Section, if said individual were an entity, then the party that is not (if such individual(s) were an entity) Affiliated with such individual may [**********] the [***********] of this Section 1.8 on notice to the other party. In addition, the conduct of such an individual, if he or she, if an entity, would be that of an Affiliate of a Founding Partner, shall have the same additional consequences under Sections 1.8(d) and Article 16 of this Agreement as if that Founding Partner were a Founding Partner in Competition.

ARTICLE 2.  TERM, SERVICE TERM, DEGRADED SERVICE

         2.1 Term, Service Term. The term of this Agreement (the "Term") shall commence upon the first date above written and, unless previously terminated in accordance with the provisions of this Agreement, shall, subject to Section 16.1(f), remain effective until the end of the "Service Term," as defined below. The "Service Term" is acknowledged to have commenced on October 12, 1997 (the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

"Service Date"). PanAmSat hereby certifies to Customer that all of the Service Transponders met the "Service Specifications" as set forth in Appendix C as of that date. The "Minimum Complement" of Service Transponders on PAS-5 is [**** ***] Unless sooner terminated under Article 7 below, the Service Term shall end when PAS-5 is taken out of commercial service (or relocated in the case of Section 7.4(c)) in accordance with Section 7.4 below. For the avoidance of doubt, while the Satellite is anticipated to have a lifetime of twenty-four (24) to twenty-five (25) years, the anticipated life of the Satellite after launch shall not be considered for purposes of determining whether the Service Specifications are being met.

                  Customer acknowledges and agrees that PAS-5 has been designed by its manufacturer for a planned life of fifteen (15) years, but because of the use of a Proton launch, the launch of the Satellite is now predicted to allow enough fuel for the Satellite to be maintained between twenty-four (24) years and twenty-five (25) years. Customer further acknowledges and agrees that such extended life beyond the approximate fifteen (15) years that would otherwise be anticipated are due to the particular circumstances associated with the launch of PAS-5 and may not occur and will not be required to be repeated in the case of [***************************************************************] from which capacity may be taken or ordered pursuant to this Agreement.

         2.2 Intentionally Deleted.

         2.3 Intentionally Deleted.

         2.4 Degraded Service. Either before or after the Service Date, if a Service Transponder, while operational, does not meet the Service Specifications, Customer shall have the right, within ten (10) days of being notified of this condition, provisionally to waive the Service Specifications to the extent that they are not met.

                  If Customer gives such a provisional waiver, Customer shall have an additional fifty (50) days (for a total of sixty from being notified of the condition) in which to determine whether to accept the degraded capacity and grant a permanent waiver of the Service Specifications to reflect the affected Transponder(s)' current operating level, or not. The applicable termination provisions of Section 7.3 shall also be stayed during any period in which Customer is considering electing a permanent waiver.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  If Customer gives a provisional waiver, it shall take and pay for the affected degraded capacity, as if provided in accordance with the Service Specifications until the conclusion of the sixty day period specified above. On or before the end of this sixty-day period, either Customer shall grant a permanent waiver of the Service Specifications or the termination provisions of this Agreement, as to the capacity that does not meet the Service Specifications shall, at that time, apply.

                  If a permanent waiver is given, it shall be deemed to apply retroactively to the time of such failure to meet the Service Specifications (so that, for example, the Service Date shall be deemed to have occurred on the same day as the Service Date of the other Service Transponders on the Satellite that meet their Service Specifications). In such event the Service Specifications for the affected Service Transponder(s) shall be reduced to reflect the current operating level of the affected Service Transponder(s); provided that PanAmSat shall continue, if there are further steps that may practically be taken, to use reasonable efforts to restore the affected Transponder to meet the Service Specifications. For the avoidance of doubt, a waiver given under Section 2.4 shall not, unless otherwise agreed by Customer, be deemed to apply to any further reduction in performance from the operating level of the affected Service Transponders at the time that the waiver was given.

         2.5 Pre-Service Testing. PanAmSat shall use all reasonable efforts to coordinate with its satellite manufacturer (who conducts the pre-Service in-orbit check out of PAS-5) to allow Customer, in consultation with PanAmSat, to test Customer's transmit and receive equipment to be used with PAS-5 on a noncommercial basis during the post-launch, pre-Service period; provided that such tests do not interfere with the in-orbit testing, maneuvers, or other related activities that are being conducted. PanAmSat shall cooperate with Customer in carrying out such testing. Customer shall comply with all of the provisions of this Agreement regarding such transmissions and any other additional restrictions of which it may be notified vis-a-vis the requirement not to interfere with the in-orbit tests or related activities relative to PAS-5. Customer shall be responsible for any damage caused by its failure to abide by any of these conditions.

ARTICLE 3.  CUSTOMER PAYMENTS.

         3.1 Monthly Service Fees, Deposit. For each month of the Service Term beginning on the Service Date, Customer agrees to pay a monthly service fee (the "Monthly Service Fee") that, subject to [***********************************]
shall be determined in accordance  with Section 3.2 below.  Not later than three
(3) months after the end of each [************] (as defined in Section 3.2), Customer agrees to pay PanAmSat a [**************] payment, as and if determined to be required under Section 3.2, so that Customer's [************************ ***************************] obligation to PanAmSat for the [**************] is satisfied. Customer shall make each and all payments of the Monthly Service Fee, in advance, no later than the first business day of each month of the Service Term. Payments due for Service under this Agreement are more generally referred to as "Service Fee(s)."

             PanAmSat acknowledges its receipt of a "Deposit" of [************ **************************************] (the "Deposit"). This Deposit has been applied as an offset against the first and second Monthly Service Fees.

             As set forth in Section 3.2(b), Monthly Service Fee payments, above the [*****************] per Transponder, shall be calculated [******************
***********************************]  This  does  not  relieve  Customer  of its obligation to make payment at the beginning of each month of the Service Term, but does allow payment [*******************************************************
*****************************]  By way of example only,  [**********************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***************************************************************]

         3.2  [***********************] Service Fee.

                  (a) [*******] Obligation.  For each [**************] the total of Customer's "Monthly Service Fees" and [***************] payment to PanAmSat (each as determined below) for each Service Transponder (other than any [*******


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

************] shall yield [*******] Service Fee per Transponder [********] to PanAmSat that shall be determined by the following table:


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

[***********************
**********************                         [******************************
************************]                       *******************]



[********************]                        [********************************
                                               ********************]

[********************]                        [********************************
                                               ********************]


[********************]                        [********************************
                                               ********************]


[********************]                        [********************************
                                               ********************]

[********************]                        [********************************
                                               ********************]


[********************************]

[******************************************]

As used in this Agreement, [***********************] means each [***] month period commencing on the Service Date and each [************] thereafter and [*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

[*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

[*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]

                  (b) Monthly Obligation. Customer's Monthly Service Fee for each Sevice Transponder [*****************] shall be determined based upon the [***********************] applicable Monthly Service Fee is due, in accordance with the following table:

[***********************
**********************                         [******************************
************************]                       *******************]

[********************]                        [********************************
                                               ********************]

[********************]                        [********************************
                                               ********************]


[********************]                        [********************************
                                               ********************]


[********************]                        [********************************
                                               ********************]

[********************]                        [********************************
                                               ********************]


[********************************]

[******************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

After the first Monthly Service Fee payment for each [*************] subsequent Monthly Service Fee payments shall be [***************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]


[***********************
**********************                         [******************************
************************]                       *******************]



[********************]                        [********************************
                                               ********************]

[********************]                        [********************************
                                               ********************]


[********************]                        [********************************
                                               ********************]


[********************]                        [********************************
                                               ********************]

[********************]                        [********************************
                                               ********************]

[*******************************************************************************
*********************************************************************]


[********************************]

[******************************************]


                  (c) Use of [**************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************************************************************] then, except as provided in this Section 3.2(c), from and after the Service Date under this Agreement, the [***************************************************************
********************************************************************************
********************************************************************************


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

********************************************************************************
*************************************************************] without  implying any additional rights to use such [**************************] and without prejudice to any remedy to seek injunctive relief to prevent such use as permitted under Section 9.4 of this Agreement.

                           If Customer [****************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]



                           The foregoing notwithstanding, from and [************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

[*******************************************************************************
********************************************************************************
********************************************************************************
****************************] The previous sentence notwithstanding,  [*********
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

[*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]

                  (e) Early Termination. In the event that this Agreement is terminated in whole or in part as to any individual Service Transponder(s) or certain Service Transponders [*************************] for some or all of the [***********] the above [*************] shall be made pro rata based on the percentage of the [************] in which the Service Transponder(s) were made available to Customer under this Agreement. [*****************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]

                    (f) [**************************************] Customer shall, consistent with good business practice, use all reasonable efforts to use the Service provided hereunder to develop and grow a DTH business [*************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]

         3.3 Manner Of Payment. All payments by Customer shall be made in U.S. dollars; shall be deemed to be made only upon receipt by PanAmSat of collected funds; and shall be made by bank wire transfer to such bank account as PanAmSat may designate by notice to Customer, or by cashier's or certified check, from a U.S. bank, delivered to PanAmSat at its principal place of business, as designated in Section 14.5(b).

         3.4 Late Payment. Any payment due from Customer to PanAmSat that is not received by PanAmSat on the date that it is due shall be subject to a delinquency charge (liquidated damages) at the rate of [********************* *****************] on such overdue amount from the due date until it is actually received by


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

PanAmSat. Customer acknowledges that such delinquency charge is reasonable under all the circumstances existing as of this date.

         3.5 Taxes. Customer shall be responsible for, and shall indemnify PanAmSat against, all Taxes that may be asserted as a result of the Service provided to Customer and/or Customer's use of the Service, except for U.S. income, property, or employment taxes imposed on PanAmSat; provided, that, to the extent that Taxes may be imposed with respect to the Satellite itself, Customer shall be responsible for a pro rata share (to be reasonably determined by PanAmSat) in proportion to the capacity of the Satellite used by Customer, but in no event greater than a fraction equal to the number of Service Transponders divided by the number of Transponders on the Satellite. For purposes of this Agreement, "Taxes" shall mean all foreign, federal, state, provincial, and local income, franchise, sales, use, receipts, value added, transfer, profits, excise, stamp, withholding and property taxes, duties or assessments and governmental charges of any kind whatsoever (including interest, penalties and additions with respect thereto). [*******************************
********************************************************************************
********************************************************************************
********************************************************************************
*****************************************]

ARTICLE 4.        CUSTOMER'S OBLIGATIONS IN USING THE SERVICE TRANSPONDERS.

         4.1 Non-interference and Use Restrictions. Customer's transmissions to and from the Satellite and its use of the Service shall comply with all applicable governmental laws, rules and regulations, and with the operational requirements (the "Operational Requirements") set forth in Appendix D, as the same may be modified from time to time by PanAmSat, in its reasonable discretion, but only for good technical cause(s). Customer will follow established practices and procedures for frequency coordination and will not use the Service Transponders, or any portion thereof, in a manner which would or could reasonably be expected to, under standard engineering practice, interfere with the use of any other Transponder, the Satellite, or any other satellite or transponder on such satellite, or cause physical harm to the Service Transponders, any other Transponder, the Satellite, or any other in-orbit
satellite  or  transponder   on  such   satellite.   Provided  that   Customer's
transmissions  conform with the  transmission  plans  approved by PanAmSat under


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Section 1.5 above, Customer complies with the Operational Requirements, as the same may be modified as provided above, and Customer immediately ceases any transmission upon being notified by PanAmSat of any violation of this Section
4.1  (even  if  such   transmission   is  in  conformity  with  the  Operational
Requirements), Customer shall not be deemed to be in breach of its obligations under the preceding sentence.

         4.2 No  Terrestrial  Facilities.  Subject  to the  exception  stated in
Section 1.5 above with respect to PanAmSat-provided uplinks, if any, Customer shall be responsible for the provision, installation, operation and maintenance of all earth station facilities and equipment ("Customer-Provided Facilities"), for transmitting signals to, or receiving signals from, the Satellite in accordance with the requirements set forth in this Agreement. Customer shall also be responsible for acquiring all authorizations necessary for installation and operation of Customer-Provided Facilities. Customer shall be permitted to contract with third parties to transmit its signals to, or receive its signals from the Satellite; provided, that, Customer requires its contractors to agree to comply with all of the requirements set forth in this Agreement regarding transmissions to, or reception from, the Satellite. If Customer retains third parties (other than PanAmSat) as permitted by the previous sentence, these third parties' facilities shall be deemed to be Customer-Provided Facilities and the acts and omissions of these third parties in connection with the transmission or reception of Customer's signals shall be deemed to be the acts and omissions of such third parties and of Customer. Any provision by PanAmSat (or by an affiliated company) to Customer of earth station or other terrestrial facilities or services shall be the subject of a separate agreement.

            [*******************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**************************************]

         4.3 Customer's Transmitting Stations. Customer will configure, equip and operate its transmit facilities so that the interface of these facilities, in space, with the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Satellite shall conform to the characteristics and technical parameters of the Satellite. Customer will follow PanAmSat's procedures for initiating or terminating any transmission to the Satellite. Customer will operate all transmit facilities in a manner that allows for cessation of, and will cease, transmission immediately upon receiving notice from PanAmSat under Section 15.5(a) ("Telephone Notices"). Customer will furnish information on a continuing basis as reasonably required by PanAmSat to prepare for, initiate, provide, maintain and immediately discontinue the use of the Service Transponders upon notice by PanAmSat.

         PanAmSat shall have the right, but not the obligation, subject to such reasonable confidentiality and use restrictions as Customer may impose, to inspect any Customer-Provided Facilities together with associated facilities and equipment used by Customer, or by a third party under the authority of Customer, to transmit to the Service Transponders. PanAmSat will use all reasonable efforts to schedule inspections to minimize the disruption of the operation of the facilities, and Customer shall make the facilities available for inspection at all reasonable times. Customer shall, upon PanAmSat's request, provide measured proof that any transmit facility meets or exceeds the sidelobe envelope described in Appendix D.

         4.4 Consistent Application of Satellite Operating Procedures. PanAmSat shall have similar (but not necessarily identical) restrictions not to interfere with or cause physical harm to the Satellite, its Transponders, and other satellites and their transponders, as contained in this Agreement with all other customers, including any of its Affiliates, having a right to uplink to the Satellite and shall enforce these restrictions (and, to the extent it may use the Satellite for its own services, follow these restrictions itself) in a consistent and nondiscriminatory manner vis-a-vis Customer and the other customers with a right to uplink to the Satellite. Allowing for the fact (understood and accepted by Customer) that technical variations in the kinds of transmissions that different customers may employ, different performance characteristics of different Transponders, differences in the use of adjacent frequencies or the same frequencies on other satellites, other technical factors, and the use of different uplink providers and facilities may require the application of different restrictions to achieve the same non-interference and satellite protection goals, PanAmSat shall not require Customer to follow Operational Requirements or transmission procedures that are more stringent than those imposed upon other customers on the same Satellite in comparable technical circumstances.

ARTICLE 5.  TRANSPONDER FAILURE, PROTECTION.

         5.1 Intentionally Deleted.

         5.2 Intentionally Deleted.

         5.3 Transponder Failure. If, after the Service Date, a Service Transponder fails to meet the Service Specifications for: (a) any period of [***************************************] or (b) a [********************] of
[********************]  during any  [******************************]  or (c) any
[****************] following a [*********************]  under circumstances that make it  [**********************]  that a [***********] described in clauses (a)
or (b) will occur, such Transponder shall be deemed to have failed on a "Confirmed Basis." Any such failure must be confirmed by PanAmSat, which it shall take steps to do as expeditiously as possible. If confirmed, the failure shall be measured as commencing from notice from Customer to PanAmSat of such failure (provided that the affected Service Transponder is, in fact, not meeting the Service Specifications). Any such failure shall be deemed to have ended upon notice from PanAmSat to Customer that the affected Service Transponder is capable of meeting the Service Specifications (provided that the affected Service Transponder is, in fact, meeting the Service Specifications); provided, further, that if PanAmSat enters into an agreement to provide Ku-band capacity from the Satellite on which a Service Transponder is located and such agreement provides that, for purposes of employing said "Spare Equipment" on the Satellite, failure on a Confirmed Basis shall be deemed to have occurred in less than the applicable time periods specified above, PanAmSat shall determine whether a failure on a Confirmed Basis has occurred for Service Transponder on the same Satellite under this Agreement using the time periods specified in such other agreement.

                  In the event a Service Transponder fails on a Confirmed Basis, PanAmSat shall, as soon as possible and to the extent technically feasible, employ certain redundant equipment units, as described in Appendix B ("Spare Equipment") on a first-needed, first-served basis as among Customer and other Transponder owners, lessees, and users, including without limitation, PanAmSat and its predecessors in interest ("Protected Parties"), as a substitute for a Service Transponder equipment unit which has failed.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  Customer  acknowledges  and agrees  that the Spare  redundancy plan of the Satellite may require PanAmSat to reassign certain traveling wave tube amplifiers ("TWTAs") among Transponders to make use of a TWTA. In circumstances in which a spare TWTA is required to be employed for any customer and to do so requires a change in the TWTA assigned to Customer, Customer shall, on notice from PanAmSat, cease transmitting to the applicable Service Transponder(s) to allow the TWTA that is assigned to its Transponder(s) to be reassigned and a different unit (that meets the Service Specifications) to be put in its place. PanAmSat shall use all reasonable efforts to keep to a minimum the time during which Customer is required to cease transmitting under this paragraph, in accordance with good engineering practices, to make the shift in the assignments.

                  In the event that [*************] Transponders [*****************] to meet their respective [***********] or
[*****************************]  and are  entitled  to  [**********]  under  any applicable agreement with PanAmSat, then the Protected Party who first executed a definitive agreement as to the affected Satellite with PanAmSat or its predecessors in interest shall, to the extent [***********************] have [***********] as to use of the [******************] provided that, if [********]
from a Transponder is provided to more than [***] Protected Party (for example, if there are [***] customers each taking service from [*********] of a Transponder), PanAmSat's decision may be made in accordance with the order that the [****************] Protected Party(ies) using the Transponder(s) [******************] with PanAmSat or its predecessors in interest. As used in this Section 5.3, the term [******************] shall be deemed to mean [***** ******************************] All determinations as to when
[***********************************]  shall  have  occurred,  for  purposes  of
determining  whether  the  failures  are   [*************]   shall  be  made  by
[**************************************************]   For   purposes   of  this
Section 5.3, the date of Customer's definitive agreement with PanAmSat shall be deemed to be February 29, 1996. PanAmSat hereby confirms that, as of February 29, 1996, PanAmSat had not entered into any other agreements for PAS-5 transponder capacity other than with Televisa (for the same Service Transponders), which has given its consent to PanAmSat's commitment of Service from said Service Transponders to Customer.

         5.4 Reduction in Number of  Transponders  as Overall Power on the PAS-5
Satellite  is  Decreased.  Customer  acknowledges  that it has been  advised  by


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

PanAmSat that as the PAS-5 Satellite increases in age, because of an overall power constraint on the Satellite, it may be necessary to cease operating (or interrupt operation of) one or more Transponders (not anticipated [*************************************************************************]), so
that the remaining Transponders continue to meet their applicable performance or service specifications. Provided that it is consistent with protecting the overall health and performance of the Satellite, as between the Service Transponders and other Transponders on the Satellite, PanAmSat shall deactivate Transponders that are necessary to address this power constraint in reverse order of their right to protection under Section 5.3 above. The deactivation of a Service Transponder under this Section 5.4 shall count toward determining whether service on the applicable Transponder has failed on a Confirmed Basis.

         5.5 Customer Cooperation. If a Service Transponder fails to meet the Service Specifications, Customer shall use all reasonable efforts to cooperate and aid PanAmSat in curing such failure; provided that all reasonable efforts can be done at no cost to Customer. These obligations of Customer shall include, but not be limited to, the following:

             (a) At the request of PanAmSat, if there is a problem that can be compensated for by increasing the power and/or changing other parameters of its transmission to the Satellite, without affecting its Customer's use of the Service, Customer shall do so to the extent it can with existing equipment; and

             (b) Permitting PanAmSat, at PanAmSat's option, and at PanAmSat's cost and expense, to upgrade the Customer-Provided Facilities.

         5.6 Application to Individual Service Transponders. All determinations of failures on a Confirmed Basis and protection rights to be made under this
Article 5 shall be made on an individual Service Transponder by Service Transponder basis.

ARTICLE 6.  PREEMPTIVE RIGHTS.

         6.1 (a) Preemptive Rights In Abnormal Circumstances. Customer recognizes that it may be necessary, in unusual or abnormal technical situations or other unforeseen technical conditions, for PanAmSat deliberately to preempt or interrupt Service to Customer from, and Customer's use of, one or more of the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Service Transponders, solely in order to protect the overall health and performance of the Satellite. Such decisions shall be made by PanAmSat in its sole discretion, exercised in good faith. To the extent technically feasible, PanAmSat shall give Customer at least 24 hours' notice of such preemption or interruption and will use all reasonable efforts to schedule and conduct its activities during periods of such preemption or interruption so as to minimize the disruption of the services on the Satellite. Customer shall immediately cease transmissions to the Service is at such time as its use of the Service Transponder(s) preempted or interrupted pursuant to this Section. To the extent that such preemption results in a loss to Customer of its use of a Service Transponder sufficient to constitute a failure on a Confirmed Basis, Customer shall have all the rights and remedies regarding termination set forth in Articles 7.

                  (b) Testing in the Event of Failure. If the Service is not meeting Service Specifications, but Customer elects to continue to use (and pay for) the Service, as degraded, PanAmSat may, with Customer's reasonable consent as to the time such action will be taken, interrupt Customer's use as necessary to perform testing or take any other action that may be appropriate to attempt to restore the affected Transponder(s) to the Service Specifications. In such event, PanAmSat shall coordinate activities with affected customer(s) and shall use all reasonable efforts to minimize the overall disruption of use to the affected customer(s). If Customer refuses to provide the consent referred to in the first sentence of Section 6.1(b) when such consent is requested, the availability of remedies for failure to meet Service Specifications, including the use of Spare Equipment and termination for failure to meet Service Specifications shall be commensurately delayed.

ARTICLE 7.   TERMINATION RIGHTS.

         7.1 Intentionally Deleted.

         7.2 Intentionally Deleted.

         7.3 Termination For Failure After the Service Date. Subject to Section 2.4, on a Transponder by Transponder basis, this Agreement shall automatically terminate if, after the Service Date, a Service Transponder fails on a Confirmed Basis, unless, within thirty days of such failure, PanAmSat restores the Transponder to its Service Specifications using, if required, any available Spare Equipment. In the event one or more of the Service Transponders fails on a Confirmed Basis and PanAmSat does not restore or replace the Transponder so that the Service Specifications are met, but one or more of Service Transponder(s) still meet the Service Specifications, this Agreement shall continue as to the remaining
Service Transponder(s), so long as the Minimum Complement of Transponders (or, on and after the date that is [****************] after the Service Date, such lesser number of Service Transponders as Customer was actually using for the provision of DTH Service to the Territory immediately prior to such failure, which for purposes of this Section 7.3 would then be deemed to be the Minimum Complement) continues to meet their applicable Service Specifications. If the applicable Minimum Complement cannot be provided, Customer shall be permitted to terminate this Agreement as to the remaining Transponders on the Satellite. Said termination right shall be exercised, if at all, no later than six months after the occurrence of such event. Termination shall be effective immediately on notice to PanAmSat; provided that, at Customer's option, if within said six-month period, Customer enters into a binding agreement to take transponder capacity for the provision of its DTH Service from PanAmSat or another provider, Customer may, in its notice of termination, make its termination effective upon the date that such other capacity is available to Customer; provided that, Customer shall have first sought such capacity from PanAmSat, but PanAmSat was unable to provide the requested capacity within a comparable time period. In such event, Customer shall notify PanAmSat of the projected date of such availability and of any change thereto. If Customer fails to exercise the termination right for the loss of the Minimum Complement within the period specified, this Agreement shall continue, with the number of Service Transponders that continue to meet their applicable Service Specifications, [***
********************************************************************************
********************************************************************************
******************************************************]

         7.4 Satellite [**************] PanAmSat may determine to take the Satellite [*****************] or, in the case of clause (c), relocate it to other use if: (a) in PanAmSat's [************************] the remaining [****]
on board the Satellite is [**************************] maintain [***************************** ***************************************] allowing sufficient  [*********************] the Satellite; (b) the Satellite [**********
**********] to meet their applicable performance or service specifications of [*****************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

or more C-band Transponders or Ku-Band Transponders comprising [********************************************]; with each high-powered Ku-band
Transponder (110 watts) equaling [*********************] and each low-powered Ku-band Transponder (60 watts) equaling [**************] or (c) if Customer has agreed to acquire capacity on a Successor Satellite, at such time that said Successor Satellite is ready to be placed into commercial service. In such event, PanAmSat shall promptly notify Customer of such determination and of the date the Satellite will be taken out of service. The foregoing notwithstanding, in the case of clause (b), if: (i) Customer agrees to enter into a [******] Service Agreement for "Mexico Ku-band Transponders" [**************************] as defined in and determined in accordance with Article 16 of this Agreement,
(ii) [**************************] Service Fees required to be paid under this Agreement, Customer [**********************************************************
***************************************]  of the Satellite  after the occurrence of the  [***********]  otherwise  giving rise to PanAmSat's  rights under clause
(b),  and  (iii)  permitting   [**********************************]   PanAmSat's
[***************************************]  for the  Satellite  (other than as to the Service Transponders that would still be [********************************** *********************] PanAmSat will not take [******************************]
pursuant to this clause (b) until the  [****************************************
*********************************]   On  the   date   that  the   Satellite   is
[****************************] this Agreement shall [*************************]

         7.5 Termination By PanAmSat For Cause. PanAmSat may terminate this Agreement if Customer fails: (a) to make payment of any amount due and such amount remains unpaid within ten (10) business days after receiving from PanAmSat a notice of such nonpayment (but only if the payment is at least twenty
(20) business days past due at the time of termination), or (b) to cease any activity in violation of Section 4.1 or 6.1 upon receiving telephone or facsimile notice from PanAmSat (provided that PanAmSat shall not be entitled to terminate the Agreement under this clause (b) if all of the following requirements are met: (i) Customer is (and remains) in compliance with Section 15.5(a), and the operator on duty mistakenly did not implement PanAmSat's initial notice; (ii) the mistake was rectified as soon as it became apparent to Customer; (iii) appropriate steps are taken to prevent a future recurrence of the mistake and the problem is not recurring; and (iv) no damage occurred as a result of the mistake or Customer immediately reimburses and indemnifies PanAmSat for all such damage, or (c) to cease any other activity in violation of Customer's material obligations under this


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Agreement other than any part of Section 1.8 of this Agreement (exclusive of the payment obligations set forth under clauses (iv) and (v) of Section 1.8(d) or
Section 3.2(c), the failure of which to meet shall be subject to PanAmSat's termination and related rights under clause (a) of this Section 7.5) within thirty (30) days after receiving from PanAmSat a notice of such violation.

              In the event of a termination under Section [*******] PanAmSat may declare immediately due and payable the [*******] for all of the Service Transponders based on the then predicted life of the Satellite (or, if the termination right specified in [************] is exercised, through the date that is [***************************************] after the Service Date)
[*********] for [****************************************************]  from the date paid to the date otherwise due in the absence of termination, and apply any remaining unapplied portion of the Deposit against the termination liability. In the event of a termination under Section [************] Customer shall be responsible for payments of the remaining [****] for all of the Service Transponders that would be otherwise due and as they would otherwise become due on and after the date of such termination; provided that if Customer fails to make payment of any such amount due and such amount remains unpaid within ten
(10) business days after receiving from PanAmSat a notice of such nonpayment (but only if payment is at least twenty (20) business days due at the time of termination), then PanAmSat may declare immediately due and payable the remaining Service Fees [******************************************************
*****************] as provided above, and apply any remaining unapplied portion of the Deposit against the termination liability. For purposes of this paragraph, [*****] shall be deemed to equal the greater of: [******************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************]

              The foregoing notwithstanding, if the termination right under Section [***] has been exercised, Customer's termination liability under this
Section 7.5 shall be limited to the amount calculated as due above through the date that is fifteen (15) years, seven (7) months after the Service Date.

              In the event of such termination, in addition to all of PanAmSat's other remedies at law or in equity, PanAmSat shall be entitled to [***] the Service


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Transponders or to [***********************] on such Transponders to [*********] PanAmSat [*********] and Customer shall [*************] to any [****************] with respect to such [***] or any [********] of amounts paid to PanAmSat; provided, as follows: In the event that Customer has paid (and, if applicable, continues timely to pay to) PanAmSat all amounts due hereunder including, without limitation, pursuant to the preceding paragraphs of this
Section 7.5 (the "Termination Payment(s)"), PanAmSat shall use all [********** ***********] to [********] the Service Transponders and in the event PanAmSat subsequently reaches an agreement to provide service to a [*****************] a Service Transponder during the period that Service from said Service Transponder would have otherwise been available to Customer hereunder, PanAmSat shall remit to Customer as a [********] of the Termination Payment(s) any [**************] it receives from [*********************] with respect to such Service Transponder during such period, up to the Termination Payment(s) paid by Customer for such Service Transponder over and above all Service Fees that were paid or due prior to the date that this Agreement was terminated, less (i) any amounts owed by Customer to PanAmSat under this Agreement; (ii) any [**********************] (including [****************************************]
by PanAmSat in [********************] such amounts from Customer; (iii) any other [*************************] by PanAmSat as a result of Customer's breach of its obligations hereunder; (iv) any [*********************] (including [******************************************] by PanAmSat in [************] such
Service  Transponder  to,  or  [************]  a  [********************]   with,
[*************]  and  (v)  any   [**************************]   by  PanAmSat  in
[*****************************] and equipment for which PanAmSat is not [************************] that may be associated with the provision of such service in addition to those agreed to be provided under this Agreement. Nothing herein shall be [******************] PanAmSat to [**********] such [************
********************] if the [********] of the party, the party's proposed use of the transponder or [********] for terms and conditions for service, or other reasonable and appropriate factors, lead PanAmSat [**************************] to determine not to enter such a service agreement; nor shall PanAmSat be obligated to [***] the capacity formerly used to provide Service to Customer [*******] of any other [**********] that PanAmSat may also have available. Customer acknowledges that the foregoing rights of PanAmSat: (i) are [*********] under all of the circumstances existing as of this date; (ii) constitute [**********************] for the [***] of a [*********] and (iii) do
[************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         7.5A The foregoing notwithstanding, PanAmSat shall not be permitted to terminate this Agreement under Section 7.5(a) if, for reasons beyond the reasonable control of Customer and any Customer Company, Customer is prohibited by a law of general applicability from making payments to PanAmSat (a "Payment Force Majeure") and all of the following conditions are met: (i) regardless of any Payment Force Majeure, Customer (or a third party on Customer's behalf) makes payment, including late payment charges, of all unpaid amounts within either (A) sixty (60) days of the date otherwise due, or (B) ninety (90) days of the date otherwise due (without regard to the application of the letter of credit specified below) if prior to the Payment Force Majeure event, Customer shall have caused a New York commercial bank, acceptable to PanAmSat, to provide PanAmSat with a letter of credit, in form and substance acceptable to PanAmSat, for one month's payment (as measured as of the time of the Payment Force Majeure), entitling PanAmSat to draw down payment upon notification to it by Customer of the existence of a Payment Force Majeure and PanAmSat shall, in fact, have been permitted to draw down such amount (so that Customer's total permitted late payment under this paragraph is no more than sixty (60) days);
(ii) Customer promptly notifies PanAmSat of the existence of the Payment Force Majeure (in all cases within any grace period for nonpayment otherwise permitted under Section 7.5(a)), uses all reasonable efforts to have the condition giving rise to the Payment Force Majeure removed as soon as possible, and (iii) Customer uses all commercially reasonable and legal methods to have payment made as soon as possible, from sources (including, on Customer's behalf, from Customer Companies) as to which the Payment Force Majeure does not apply, and keep PanAmSat promptly apprised of such efforts.

              If all of the conditions set forth above, except (i) are met, PanAmSat shall still have the right to exercise all of the remedies stated in
Section 7.5; provided that, in such circumstances, if within one hundred and eighty (180) days of the permitted termination of this Agreement, Customer is able to make payments, including for the period during which this Agreement was terminated (less any payment PanAmSat may have received from third parties for the relevant capacity during this period), to the extent that PanAmSat has not already committed the Service Transponders to other customers, it shall permit Customer to recommence the operation of this Agreement, upon payment of such amounts, the next monthly payment due, and late payment charges.

         7.6 Rights and Obligations Upon Termination. Upon termination of this Agreement in accordance with any of Sections 7.3, or 7.4 above, or Sections 7.7, 7.8, or 8.1 below or if this Agreement expires by its terms, [*****************
********************************************************************************
********************************************************************************
********************************************************************************
***************************************************************************]  If
the termination of the entire Agreement occurs prior to the application of the Deposit to the Service Fee payments, the unapplied portion shall be returned, if applicable, with interest in accordance with Section 3.1 above. The termination of this Agreement for any reason in accordance with this Agreement shall extinguish all of PanAmSat's obligations to provide, and Customer's obligations to accept and pay for, the Service under this Agreement, but shall not relieve either party of any obligation that may have arisen prior to such termination, including (without limitation), under Section 7.5 above, nor shall termination affect the parties obligations under Article 11 ("Confidentiality") that shall survive termination of this Agreement.

         7.7   Termination   for  Patent   Infringement.   In  the  event  that:
(a) PanAmSat's provision of the Service infringes upon the patents or intellectual property rights of third parties; (b) such infringement exists independent of the combination of the Service with any Customer-Provided
Facilities; and (c) as a result, Customer cannot use the Service Transponders without infringing upon the patent or intellectual property rights of third parties, Customer may terminate this Agreement upon thirty (30) days' notice to PanAmSat, unless (i) such infringement ceases to exist within this thirty
(30)-day notice period; or (ii) PanAmSat agrees (to the extent that Customer is not protected under the indemnity provided by PanAmSat's Satellite manufacturer) to indemnify and hold harmless Customer from any claim or suit based on such infringement and arising from PanAmSat's continued provision and Customer's continued use of the Service Transponders on and after the date that PanAmSat agrees to so indemnify Customer. In this latter instance, Customer agrees to cooperate with PanAmSat and the Satellite manufacturer, as applicable, in the defense of such claim and specifically agrees, as a condition to this indemnity, to take all steps within its power that are required of it and/or that are necessary for PanAmSat to take in order to receive the benefits of the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

Satellite manufacturer's indemnify, in accordance with the relevant provisions of PanAmSat's contract with the Satellite manufacturer.

         7.8 Early Termination Right. In recognition of the additional risks to maintaining satellite operations beyond the specified design life of the Satellite, Customer shall have the right, subject to the conditions specified in this Section 7.8, to terminate this Agreement [***************************** *******************] after the Service Date. Exercise of such termination rights by Customer must occur, if at all, on or before the earlier of: (a) [*****************************] of the Service Date; or (b) [****************]
after PanAmSat notifies Customer of PanAmSat's firm intention to launch a Successor Satellite, with the intention to place it into commercial service prior to the end of the [************************] if Customer exercises its termination right under this Section 7.8, but in no event shall such exercise decision be required earlier than [*****************************************]
Service Date.

ARTICLE 8.  FORCE MAJEURE.

         8.1 Failure To Commence Service Or To Perform. Any failure or delay in the performance by PanAmSat of its obligation to commence or to continue to provide Service shall not be a breach of this Agreement, if such failure or delay results from any Act of God, governmental action (whether in its sovereign or contractual capacity), or any other circumstance reasonably beyond the control of PanAmSat, including, but not limited to, receive earth station sun outage, meteorological or astronomical disturbances, earthquake, hurricane, snowstorm, fire, flood, strikes, labor disputes, war, civil disorder, epidemics, quarantines, embargoes, or acts or omissions of Customer or any third parties (except that the acts or omissions of third parties acting on behalf of PanAmSat, including PanAmSat's Satellite manufacturer and launch contractor, shall not constitute a force majeure unless their acts and omissions are themselves the result of force majeure conditions of the kind set forth above). Subject to the following sentence, either party shall be permitted to terminate this Agreement, as to the affected Service Transponder(s), if, because of force majeure conditions: (a) after the Service Date, PanAmSat does not make Service in accordance with the Service Specifications available, the Service Transponders meeting the Service Specifications and their availability cannot be recommenced within sixty (60) days; or (b) the nature of the force majeure event makes it clearly ascertainable that PanAmSat's ability to make


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

available the Service from the Service Transponders meeting the Service Specifications will not be able to recommence within this sixty (60) day period. The foregoing notwithstanding, Customer's right to terminate, to the extent a failure to provide Service results from a malfunction of the Satellite, shall be governed by Section 7.3. Customer shall not be permitted to terminate this Agreement if PanAmSat's inability to perform is due to acts or omissions of Customer or its employees, agents, or contractors that are not in conformance with Appendix D or for intermittent failures due to any or all of the following: sun outages, meteorological or astronomical disturbances. In addition, in circumstances that are not governed by Section 7.3 and that are not due to events described in the previous sentence, if Service is not made available by PanAmSat in accordance with the Service Specifications during a [************] due to a force majeure condition, provided that Customer ceases use of the affected Service Transponders during such period (except in coordination with PanAmSat to determine if the Service can be restored to the Service Specifications), the [*********************] due from Customer for the affected Service Transponders during the applicable [************] shall be adjusted pro rata to reflect the period during which Service from the Service Transponders was not made available. [******************************************************]

ARTICLE 9.  LIMITATION OF LIABILITY AND INDEMNIFICATION.

         9.1 Limitation Of PanAmSat's Liability. EXCEPT AS EXPRESSLY PROVIDED IN
SECTION 7.6 ABOVE, ANY AND ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OR USE, ARE EXPRESSLY EXCLUDED AND DISCLAIMED. IT IS EXPRESSLY AGREED THAT PANAMSAT's SOLE OBLIGATION AND CUSTOMER'S EXCLUSIVE REMEDIES FOR ANY CAUSE WHATSOEVER ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE LIMITED TO THOSE SET FORTH IN SECTIONS 5.3, 8.1, 9.4, AND 9.5 AND ARTICLE 7 AND ALL OTHER REMEDIES OF ANY KIND ARE EXPRESSLY EXCLUDED. In no event shall PanAmSat be liable for any incidental or consequential damages or loss of revenues, whether foreseeable or not, occasioned by any defect in the Satellite, the Transponders or the provision of the Service Transponders to Customer, any delay in the provision of Service to Customer, any failure of PanAmSat to continue to provide Service, or any other cause whatsoever.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         9.2 Limitation Of Liability Of Others. Without limiting the generality of the foregoing, Customer acknowledges and agrees that it shall have no right of recovery for the satisfaction of any cause whatsoever, arising out of or relating to this Agreement, against (a) any supplier of services or equipment to PanAmSat in connection with the construction, launch, operation, maintenance, tracking, telemetry and control of the Satellite or the Service Transponder(s), or the provision of the Service Transponders to Customer in any circumstances in which PanAmSat would be obligated to indemnify the supplier, or (b) any officer, director, employee, agent or partner of (i) PanAmSat or (ii) any service or equipment provider under 9.2(a). Except as provided in Article 17 and Appendix L and subject to PanAmSat's rights as a third party beneficiary under Section 1.4(b) of this Agreement, PanAmSat acknowledges and agrees that it shall have no right of recovery for the satisfaction of any cause whatsoever, arising out of or related to this Agreement, against any officer, director, employee, agent or partner of Customer, except with respect to any partner or agent to the extent arising out of the transmission of signals to the Satellite by it or on its behalf.

         9.3 Indemnification. Customer shall defend and indemnify the "PanAmSat Group" (defined herein to mean PanAmSat and all officers, directors, employees, agents and partners of PanAmSat) from any claims, liabilities, losses, costs, or damages, including attorneys' fees and costs, arising out of the provision of Service to Customer from, or Customer's use of, the Satellite or the Service Transponder(s), that (a) is caused by the fault or negligence of Customer, (b) arises under a warranty, representation, or statement by Customer to any third party in connection with transmissions carried on the Service Transponders, (c) arises out of the content of programming, including any libel, slander, obscenity, indecency, pornography, religious fanaticism, or political advocacy, infringement of copyright, infringement of patents, breach in the privacy or security of transmissions; or (d) arises out of disputes between or among Customer and any program supplier and/or its program recipients. The limitation of liability set forth in this Article 9 shall apply to, and the indemnifications set forth in this Article 9 shall run in favor of, the PanAmSat Group.

         9.4 Equitable Relief. Nothing contained in this Article 9 or elsewhere in this Agreement shall preclude either party from seeking injunctive relief to prevent a willful breach or to compel performance in the event of a willful failure to comply with this Agreement.

         9.5 Patents, Copyrights, Mask Work Rights and Proprietary Computer Programs. To the extent that the manufacturer of the Satellite or any part thereof may be obligated to indemnify PanAmSat for any infringement of any patent, copyright, "mask work" (as defined in the Semiconductor Chip Protection Act, 17 U.S.C. Secs. 901-14) right or other proprietary computer right with respect to the manufacture of, or provision of services from the Satellite and the Service Transponders and such indemnification obligations may be passed through to protect PanAmSat's customers, PanAmSat shall pass such protection through to Customer; provided, that PanAmSat makes no representation or warranty that any manufacturer's indemnification obligation exists or will continue to exist or may be passed through; and provided further that, to the extent such indemnification rights are limited, PanAmSat may equitably share such
indemnification   protections  for  the  common  benefit  of  PanAmSat  and  its customers.

         9.6 Indemnitor Rights. If Customer is obligated to provide indemnification pursuant to this Article 9 or PanAmSat undertakes to indemnify Customer under Section 7.7, the indemnifying party (the "Indemnitor") shall promptly defend any claims against the party entitled to indemnification (the "Indemnitee") with counsel of Indemnitor's choosing at its own cost and expense. The Indemnitee shall allow the Indemnitor to control the defense and cooperate with, and assist as reasonably requested by, Indemnitor in the defense of any such claim, including the settlement thereof on a basis stipulated by Indemnitor (with Indemnitor being responsible for all costs and expenses of defending such claim or making such settlement); provided, however, that (1) Indemnitor will not, without the Indemnitee's consent, settle or compromise any claim or consent to any entry of judgment which does not include the giving by the claimant or the plaintiff to the Indemnitee of an unconditional release from all liability for which the Indemnitor does not fully indemnify the Indemnitee with respect to such claim, (2) the Indemnitee shall be entitled to participate at its sole expense in support of Indemnitor's action in the defense of any such claim and to employ counsel at the Indemnitee's own expense to assist in the handling of such claim, and (3) the Indemnitee shall have the right to pay, settle or compromise any such claim as to itself, provided that in such event Indemnitor shall be relieved of any liability or obligation which would otherwise then or thereafter have existed or arisen in respect of such claim.

         9.7  Limitation  of  Liability  [*************************************]
Customer's money damages exposure to PanAmSat with respect to any breach of obligations under Section [***************************************************
********************************************************************************
*************************] shall be no greater than would be PanAmSat's liability exposure to Customer for a breach by PanAmSat of its obligations under that Section; i.e., [*************] is [***********] to [*******************]
and neither party is precluded from seeking injunctive relief in the event of a willful breach.

ARTICLE 10.  SUBORDINATION AND ASSIGNMENT.

         10.1 Intentionally Deleted.

         10.2 Intentionally Deleted.

         10.3 Subordination to Other Entities. Customer acknowledges and agrees that PanAmSat may grant security interests in the Transponders and/or the Satellite. In such event, provisions that are the same as attached to this Agreement as Appendix J or, to the extent that changes are requested by another secured party, similar provisions shall apply.

         10.4 PanAmSat's Right To Assign. Customer agrees that PanAmSat may assign its rights and interests under this Agreement and to the Satellite and any or all sums due or to become due under this Agreement to an assignee for any reason; provided that, except with respect to the granting of a security interest or the assignment of a right to payment, such assignee agrees in writing to assume all of the duties and obligations of PanAmSat hereunder. Customer agrees that upon receipt of notice from PanAmSat of such assignment, Customer shall perform all of its obligations directly for the benefit of the assignee and shall pay all sums due or to become due directly to the assignee, if so directed. Upon receipt of notice of such assignment, Customer agrees to execute and deliver to PanAmSat such documentation as assignee may reasonably require from PanAmSat. As used in this Section 10.4, assign shall mean to grant, sell, assign, encumber or otherwise convey directly or indirectly, in whole or in part.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         10.5 Customer Assignment. Customer may assign its rights under this Agreement only in whole, only to an Approved Participating Company (or any entity Controlled by one or more of the Approved Participating Companies), and only if the following conditions are satisfied: (a) the proposed assignee in writing assumes all of Customer's obligations with respect to this Agreement and agrees to be treated as Customer for all purposes under this Agreement; (b) such written undertaking is delivered to PanAmSat at least thirty (30) days in advance of the assignment; (c) Customer guarantees assignee's performance of payment obligations which obligations shall also continue to be subject to the guarantee requirements stated under Article 17 below; and (d) either (i) the assignee agrees in writing to continue the programming practices of Customer, or
(ii) the assignee is one of the Approved Participating Companies as to whom (as shown in Appendix I) PanAmSat has consented and said assignee agrees to follow the assignor's current programming practices (as exist as of the date of this Agreement) with respect to the use of the Service Transponders, or (iii) PanAmSat consents to such assignment in advance and in writing, such consent not to be unreasonably withheld or delayed; it being understood that PanAmSat may withhold its consent only if PanAmSat determines, in good faith, that some or all of the assignee's programming may be pornographic, involve religious fanaticism or political advocacy, obscene, indecent, slanderous, or in violation of any governmental programming restrictions. Without limitation, any assignee shall be required to use the Transponders assigned in accordance with Section 1.4.

         10.6 Successors. Subject to all the provisions concerning assignments, above, this Agreement shall be binding on and shall inure to the benefit of any successors and assigns of the parties. The foregoing notwithstanding, no assignment of this Agreement shall relieve either party of its obligations to the other party, without the express written consent of the other party, not to be unreasonably withheld. Any purported assignment by either party not in compliance with the provisions of this Agreement shall be null and void and of no force and effect.

         10.7 No Resale. Except as expressly permitted in Sections 1.4, 1.6, and 10.5, the Service Transponders are being provided for Customer's own use and in no event shall Customer be permitted to resell them, in whole or in part, to any other person or entity. This Section 10.7 shall not be construed to prohibit the Customer from subleasing capacity to the extent permitted in Section 1.4 hereof, for usage and

[*****************] purposes that are consistent with Customer's obligations to PanAmSat under this Agreement.

ARTICLE 11.

         11.1 Publicity. The terms of this Agreement, the transactions contemplated herein, and the information exchanged in their connection shall be kept strictly confidential by the parties and their advisors and shall be used solely for the purposes contemplated by this Agreement and specifically not in any way for purpose of competing with any party hereto or any of its Affiliates; provided, however, that the parties may disclose such information: (i) to their respective shareholders, directors, officers, partners, lenders, insurance agents, accountants, and advisors on an as needed and confidential basis and the foregoing agree (or are subject to agreement or other obligations of professional responsibility (e.g., lawyers)) to keep such information confidential; (ii) to regulatory authorities or the general public if and to the extent a party is required by law or securities exchange rules or regulations to make such disclosures (including, but not limited to, in connection with a public offering); (iii) to actual and proposed potential partners, investors, lenders, and successors in interest; and (iv) News, Televisa, TINTA, Globo, Multi-Country Platform entities under any of their Control and such venture as some or all of them may form in connection with the provision of DTH services on an as needed and confidential basis. Subject to the proviso of the preceding sentence, the parties will mutually agree on the timing and substance of the initial announcement of this Agreement to the general public. To the extent practicable, any other disclosures to the general public will be coordinated and approved by the parties prior to release.

ARTICLE 12.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

         PanAmSat has or will use all reasonable efforts to obtain by the Service Date and maintain all consents and authorizations from the FCC and other governmental entities that may be necessary to provide the Service as contemplated in this Agreement; provided that, except as it may relate to actions that may need to be taken with third parties or non-U.S. governmental agencies a "best efforts" standard shall apply to PanAmSat's activities before the FCC with respect to PAS-5. Subject to the understanding that certain consents and authorizations have not yet been obtained and that certain applications in this regard may be pending or


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

subsequently filed with the FCC or other applicable governmental entity, PanAmSat and Customer each represents and warrants to, and agrees with, the other that:

         12.1 Authority. It has the right, power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement shall not result in the breach or non-performance of any document, instrument or agreement by which it is bound.

         12.2 Partnership And Corporate Approvals. It has taken all requisite partnership or corporate action, as applicable, to approve execution, delivery and performance of this Agreement, and this Agreement constitutes a legal, valid and binding obligation upon itself in accordance with its terms.

         12.3 Consents. The fulfillment of its obligations will not constitute a material violation of any existing applicable law, rule, regulation or order of any governmental authority. All necessary or appropriate public or private consents, permissions, agreements, licenses or authorizations necessary for the performance of its obligations under this Agreement to which it is subject have been obtained, or it will use all reasonable efforts to obtain, in a timely manner.

         12.4 Litigation. To the best of its knowledge, there is no outstanding or threatened judgment, pending litigation or proceeding, involving or affecting the transactions provided for in this Agreement, except as set forth in the "Disclosure Schedule" set forth in Appendix G or as has been previously disclosed in writing by either party to the other.

         12.5 No Broker. It does not know of any broker, finder or intermediary involved in connection with the negotiations and discussions incident to the execution of this Agreement, or of any broker, finder or intermediary who might be entitled to a fee or commission upon the consummation of the transactions contemplated by this Agreement.

         12.6 Good Faith. Each party shall carry out its obligations under this Agreement, including (without limitation) with respect to all matters requiring that a consent be given, in good faith.

ARTICLE 13.    ADDITIONAL REPRESENTATIONS, WARRANTIES AND
               COVENANTS OF PANAMSAT.

         13.1 Orbital Location. PanAmSat has been authorized by the FCC to construct, launch and operate PAS-5 in geostationary orbit at 58o West Longitude. PanAmSat shall use such orbital location (or, to the extent that PanAmSat obtains FCC authority to do so, any location within five degrees of 58o W.L.), unless prevented by subsequent order of the FCC, in which event PanAmSat shall use such orbital position(s) closest to the range identified above that the FCC may designate. PanAmSat shall use all reasonable efforts to resist any move of the Satellite from outside the orbital range specified above. In the event that PanAmSat is required to change the Satellite's orbital location, such change shall not affect the continuing validity of this Agreement, except to the extent such change prevents PanAmSat from providing Customer with Transponders that meet the Service Specifications, in which event the termination provision set forth in Section 7.3 shall apply. The foregoing notwithstanding, the parties agree that the placement of the Satellite outside of the orbital range from 53o West Longitude through and including 63o West Longitude shall, for purposes of
Section 7.3, constitute a failure of the Service Transponders to meet their Service Specifications.

         13.2 Government Authorizations. PanAmSat shall use all reasonable efforts to obtain and maintain all necessary governmental authorizations or permissions to operate the Satellite and to comply in all material respects with all FCC and other governmental regulations regarding the operation of the Satellite; provided that, except as it may relate to actions that may need to be taken with third parties or non-U.S. governmental agencies, a "best efforts" standard shall apply to PanAmSat's activities before the FCC with respect to PAS-5.

               PanAmSat will, as Customer may reasonably request, cooperate with and assist Customer in compliance with Customer's obligations under [******** *****************************************************] in connection with
Customer's use of the Service provided hereunder; provided such actions required of PanAmSat under this paragraph will not (a) subject it to the jurisdiction of any governmental entity of the [**********************] or (b) result in the incurrence by PanAmSat of any material costs or liabilities.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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


         13.3 Operational Reports. PanAmSat shall provide Customer a quarterly written operational report concerning the Satellite which shall include information regarding the status of Spare Equipment and updated projections regarding the predicted life of the Satellite. PanAmSat shall also notify Customer as soon as practicable of any significant anomalies with respect to the Satellite which have a material effect on the Service Transponder(s) or materially reduce the projected life of the Satellite.

ARTICLE 14.  Intentionally Deleted.

ARTICLE 15.  MISCELLANEOUS.

         15.1 Applicable Law And Entire Agreement. This Agreement shall be interpreted according to the laws of the State of New York, U.S.A. Subject to the following sentence, the parties agree that the appropriate and exclusive forum for any disputes arising under this agreement shall be the United States District Court for the Southern District of New York. Each party consents to the jurisdiction of this court, but, if that court determines it lacks jurisdiction, consents to the jurisdiction of the State courts of New York. The parties agree to waive any or all rights they may have to a jury trial with respect to disputes arising under this Agreement. Each party agrees that service of process in any action or proceeding shall be deemed sufficient if mailed, first class, postage prepaid, to the other at the address set forth in Section 15.5(b), as the same may be changed in accordance with that Section. This Agreement may not be amended or modified in any way, and none of its provisions may be waived, except by a prior writing signed by an authorized officer of each party.

         15.2 Severability; Reconstitution. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law. In the event that the transactions set forth in this Agreement are challenged before a court or regulatory body of competent jurisdiction by other persons or entities not parties hereto, PanAmSat and Customer agree that each will use its all reasonable efforts before such court or regulatory body to support the continuing operation of this Agreement by its terms. If any provision of this Agreement shall be invalid or unenforceable, the provisions of this Agreement so affected shall be curtailed and limited only to the extent necessary to permit compliance with the minimum legal requirements; provided that if the effect is such so that the economic relationships or benefits and burdens contemplated under the Agreement are substantially affected, the parties shall seek and use all reasonable efforts to reconstitute this Agreement so as best possible to restore to each party to the economic position contemplated in this Agreement.

         15.3 No Third Party Beneficiary. The provisions of this Agreement are for the benefit only of Customer and PanAmSat, and, except as provided under Sections 10.3 and 17.1 and Appendix J, no third party may seek to enforce or benefit from these provisions, except that both parties acknowledge and agree that the provisions of Sections 9.2 and 9.3 are intended for the benefit of the PanAmSat Group. Any member of the PanAmSat Group shall have the right to enforce, as a third party beneficiary, the provisions of Sections 9.2 and 9.3 either by (a) an action brought solely by itself, or (b) joining PanAmSat, or other members of the PanAmSat Group in bringing an action against Customer for violation of Sections 9.2 or 9.3. The foregoing notwithstanding, both parties acknowledge and agree that the non-interference requirements of Section 4.1 are intended for the benefit of both PanAmSat and all other Protected Parties, except that no Protected Party who has the right to uplink to the Satellite shall be entitled to third party beneficiary rights to enforce Section 4.1 against Customer, unless the agreement giving such other Protected Party the right to uplink to the Satellite also gives Customer comparable third party beneficiary rights against it. Any other Protected Party shall have the right, as a third party beneficiary (a) to enforce the non-interference requirements of
Section 4.1, against Customer directly, in an action brought solely by itself, or (b) to join with PanAmSat or any other Protected Parties in bringing an action against Customer for violation of the non-interference requirements of
Section 4.1.

         15.4 Non-Waiver of Breach. Either party may specifically waive any breach of this Agreement by the other party, provided that no such waiver shall be binding or effective unless in writing and no such waiver shall constitute a continuing waiver of similar or other breaches. A waiving party may at any time, upon notice given in writing to the breaching party, direct future compliance with the waived term or terms of this Agreement, in which event the breaching party shall comply as directed from such time forward.

         15.5 Notices.

                  (a) Telephone Notices. For the purpose of receiving notices from PanAmSat regarding preemption, interference or other technical problems, including with respect to Transponder failure and restoration, Customer shall maintain at each earth station transmitting signals to the Satellite a telephone that is continuously staffed at all times during which customer is transmitting signals to the Satellite and an automatic facsimile machine in operation and capable of receiving messages from PanAmSat at all times. THOSE PERSONS STAFFING THE EARTH STATION, FOR THE PURPOSES OF RECEIVING SUCH MESSAGES FROM PANAMSAT, MUST HAVE THE TECHNICAL CAPABILITY AND ABSOLUTE AUTHORITY IMMEDIATELY TO
TERMINATE OR MODIFY THE TRANSMISSION IF NOTIFIED BY PANAMSAT. PanAmSat shall also maintain a telephone that is continuously staffed for the purposes of receiving notices regarding the matters identified in the first sentence of this Section 15.5(a). All such notices shall be made in English and shall be effective upon the placement of a telephone call from one party to the other. Each party shall promptly confirm all telephone notices that may be given under this Agreement in writing in accordance with Section 15.5(b) below. Any unsuccessful efforts to reach a party by telephone shall be followed by telecopy and telephone calls to other contact points, e.g., the corporate headquarters of the other party, that said party may have provided the notifying party.
                  (b) General Notices. All notices and other communications from either party to the other, except as otherwise stated in this Agreement, shall be in English writing and, shall be deemed received upon actual delivery or completed facsimile addressed to the other party as follows:

To PanAmSat if by recognized courier    PanAmSat International Systems, Inc.
service or by personal delivery to      One Pickwick Plaza
its principal place of                  Greenwich, Connecticut 06830
business:                               Attention:  General Counsel

To PanAmSat if by facsimile:            203-622-9163
                                        Attention:  General Counsel

With a copy to:

If by recognized courier service or     Goldberg, Godles, Wiener & Wright
by personal delivery to its principal   1229 Nineteenth Street, N.W.
place of business:                      Washington, D.C. 20036
                                        Attention:  Henry Goldberg

If by facsimile:                        202-429-4912
                                        Attention:  Henry Goldberg

To Customer if by recognized courier    c/o Innova, S. de R.L.
 service or by personal delivery        Insurgentes Sur 694
to its principal place of               Piso 8
business:                               Col. Del Valle 03100
                                        Mexico

To Customer if by facsimile:            (525)-448-4118
                                        Attention:  Chief Executive Officer


With a copy to:

If by recognized courier service or     The News Corporation Limited
by personal delivery to its             1211 Avenue of the Americas
principal place of business:            New York, New York  10036
                                        Attention:  Group General Counsel

If by facsimile:                        212-852-7147

                                                    and

                                        The News Corporation/Sky
                                          Latin America
                                        10201 West Pico Boulevard
                                        Los Angeles, California   90035

If by facsimile:                        310-369-3742
                                        Attention:  Executive Vice President,
                                                    Business Affairs

                                                    and

If by facsimile:                        310-369-3595
                                        Attention:  Executive Vice President,
                                                    Legal Affairs
                                                    and

                                        Televisa International LLC
                                        201 South Biscayne Blvd.
                                        Miami, Florida  33131
                                        Attention:  General Counsel

If by facsimile:                        305-377-8129

                                                    and

                                        Grupo Televisa S.A.
                                        Avenida Vasco de Quiroga #2000
                                        3er Piso, Colonia Sante Fe
                                        Mexico, D.F.  01210
                                        Attention:  Chief Financial Officer

If by facsimile:                        (525)-261-2044

                                                    and

                                        Norman P. Leventhal
                                        Leventhal Senter & Lerman P.L.L.C.
                                        2000 K Street, NW, Suite 600
                                        Washington, DC  20006


If by facsimile:                        (202)-293-7783


Each party will advise the other of any change in the address, designated representative or telephone or facsimile number.

         For the avoidance of doubt, notices and certifications given by either party to the other while relevant to the timing of further action by the notified party shall not be deemed in and of themselves to establish the fact stated in the notice. So, for example, under Section 5.3, the fact that Customer notifies PanAmSat that a Transponder does not meet the Service Specifications and/or that PanAmSat notifies Customer that a Transponder has been restored to its Service Specifications shall not be deemed conclusive evidence, in and of itself, of failure and/or restoration. Each party shall timely notify the other if said party believes that any such notice is inaccurate.

         15.6 Headings. The descriptive headings of the Articles and sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         15.7 Documents. Each party agrees to execute, and, if necessary, to file with the appropriate governmental entities and international organizations, such documents as the other party shall reasonably request in order to carry out the purposes of this Agreement.

         15.8 Counterparts.    This   Agreement  may  be   executed  in  several
counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

         15.9 Absence of Partnership. The relationship between the parties shall not be that of partners and nothing in this Agreement shall be construed to create a partnership between such parties.

ARTICLE 16.   SUCCESSOR OR COLLOCATED SATELLITES.

         16.1 Successor or Collocated Satellite.

               (a)  PanAmSat Elects to Launch.

                           (i) In the event that PanAmSat, or a PanAmSat Company
(collectively referred to as "PanAmSat" for purposes of this Section 16.1) determines to launch a new "Collocated Satellite" or a "Successor Satellite" (each as defined herein) during the Term hereof or during the survival period specified in clause (f) below, with Ku-band transponders covering [*************] the [*********************]as the Service Transponders (and with primary coverage focused over [************************] that are [*************
*************]  to  or  [********************]  from  the  Service  Transponders
("Mexico Ku-Band Transponders"), PanAmSat shall give Customer the right to [******] or enter into a [********************************] with respect to, at
Customer's election, some or all (but in no event less than the lesser of (A) [***********] and (B) an amount equal to [***********] of the [*******] Ku-band
[**********] on such satellite, a [*****] Service Agreement") of the Mexico Ku-Band Transponders or [*******************] on such Collocated and/or Successor Satellite at a price to be negotiated but not to [*****************************] as determined below, and on other terms and conditions to be negotiated in good faith, but which shall be


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[***********************]  in relevant part, to this  Agreement,  [*********] as appropriate to reflect [********] in [*******] whether payment is [********* *********] changes in [*********] and [****************************************]
and other [************] in circumstances that reasonably require [***********] in, or [*********] from, the terms and conditions stated herein. The negotiation period for each Collocated or Successor Satellite shall be for [*************] during which time each party agrees to negotiate in good faith exclusively with the other party (i.e., PanAmSat with respect to the Mexico Ku-band Transponders subject to negotiation and Customer and the Customer Companies with respect to transponder capacity to be used for the provision of DTH Service to the [*******] Territory).

                           (ii)  During  the   [*****************]   negotiating
period, PanAmSat agrees to [******] Customer an end of life service contract with service fees for a [****] Service Agreement on the applicable satellite that shall, subject to the qualifications stated below, be [*******************************************************************************
********************************] per month per Transponder increased for [***********] by a percentage equal to the increase in the [***] (as defined below) from the Service Date of the PAS-5 Service Transponders to the month and year of the Service Date of the applicable Successor or Collocated Satellite (with adjustment as necessary to reflect the change in the [***] from the time of the negotiation to the Service Date of such Successor or Collocated Satellite). The [***] means the [***********************] now known as the [*************************************************************] for [***********
********************************************]  for  [***************].  If  such
[***] shall be discontinued, the foregoing calculations shall be made using a reasonably equivalent successor or comparable measure of [***********] in the [******************] in the United States as reasonably determined by PanAmSat. The price per Transponder as determined under this clause (ii), modified, if applicable, under clause (iii) below, is referred to in this Agreement as the [**************]

                           (iii) The foregoing  notwithstanding,  PanAmSat shall
be permitted to [*******] the service fees above that stated above with respect to the [***] to reflect any extraordinary and substantial increase in its [****] and [**************] in [*******************************] and
[***********************]  and [***********] a Successor or Collocated Satellite
relative to such costs as of the date hereof, including increases in [********* ***********] or the need to purchase [******************]


[***] Filed separately with the Commission pursuant to a request for
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


increases in launch [***********] rates in excess of [****] of the [*********] value (unless the [*******************] of launch [**********] is less than
[***********] to [*****************************************] because the [******
****] are [********] or other extraordinary factors the failure to take into account of which would frustrate the intent of this [***************] which is to [********************] that allows PanAmSat to earn a [**********************
***************]  PanAmSat shall also be permitted to  [********************] to reflect any  [*****************************]  that result from [*************] a satellite above and beyond the [***************************] of PAS-5 adjusted to reflect then [*****************] technological standards.

                           (iv) The  [**************]  negotiating period may be
initiated by either party on notice to the other at any time within the time period set forth below. Each negotiation period (per Collocated or Successor Satellite) shall not begin earlier than the date on which both of the following conditions have been satisfied: (A) PanAmSat notifies Customer of, or publicly announces, a [***********] to launch a Collocated or Successor Satellite; and
(B) [*************] prior to the proposed launch of the Collocated or Successor Satellite. Each negotiation period shall not commence, if at all later than [*** **************] prior to the date that the applicable Collocated or Successor Satellite is scheduled to be launched. If negotiations are not initiated by such date or successfully concluded with a binding purchase or service agreement within the [**************] negotiation period, unless Customer has given PanAmSat a "Customer's Offer" (as defined below), neither party shall have any further obligation pursuant to this Section 16.1. The conclusion or failure to conclude such an agreement for a transponder or transponders on a Collocated or Successor Satellite shall not otherwise affect the parties' obligations hereunder.

                           (v) At any time  prior  to the end of the  applicable
negotiation period specified above, Customer shall have the right to make to PanAmSat Customer's [************************] ("Customer's Offer") of the [*****] and other [********] terms and conditions (sufficiently detailed, if accepted, to form a binding contract) on which it is willing to [********] or enter into an [******************************] for a [*******] number of Mexico
Ku-band Transponders on the applicable Collocated or Successor Satellite.

                           (vi) If Customer makes the Customer's  Offer,  for as
long as it is held open (i.e., that it may be accepted by PanAmSat without Customer's subsequent right to withdraw it), until [****************] after the launch of the


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


Collocated or Successor Satellite, PanAmSat will not, without [********] offering the Customer the [************] to do so, and for a period of [**********************] following notice of such offer to Customer, enter into a [*********] or [*******************************************] for the [*****
***************] Mexico Ku-band Transponders on the same Satellite than stated in Customer's Offer that, overall, taking into account the price (which, for purposes of comparison, will be calculated on a [*************************** ********************] by PanAmSat, but notified to Customer so that Customer may make an [**********] in its offer to reflect this [*****************] and [********] terms and conditions (but not [****************] individual terms and conditions) are [**************************] to PanAmSat than, Customer's Offer.

                  (b) Related Collocated Satellite Rights. PanAmSat shall notify Customer of any determination by PanAmSat to launch a Collocated Satellite, even if the Satellite will [***] have [********] transponders that fall within the definition of clause(a)(i) above for which Customer's rights under this Article 16 apply, if the [*******] of the [***] would [*******] the [***] of the
[***************************] on the Collocated Satellite for the provision of Service to Customer for use in the [*******] Territory on a future Collocated Satellite. (For the avoidance of doubt, in no event shall PanAmSat be permitted to launch a Collocated Satellite which uses frequencies that would [********] with the Service Transponders so as to [********] their meeting their [**********] Specifications.) Before committing to such a Collocated Satellite that would [****************] the use of [**********
************************************]  by Customer in the [*********] Territory,
PanAmSat shall give Customer the opportunity to exercise its rights, if still extant, under clause (c) below to require PanAmSat to launch a Collocated Satellite, subject to applicable [******************] and [**************
***********] employing such  [********************]  with Ku-band [********] for use in the [***********] Territory. Customer shall have until the later of: (i) [*****************] from PanAmSat's notice to Customer, or (ii) until the [*****************************] specified below, to exercise such rights.

                           Customer  shall not be required to make any  decision
regarding [*************************************************************] either under this clause (b) or clause (a) above [*************************] nor earlier than March 31, 1999, as to any [*********************] that is placed into commercial service before that date (the "Decision Period"). In addition, PanAmSat will not require Customer to make a


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


decision whether [**************************************************************
******] (and the "Decision Period" will be so extended), unless PanAmSat [**********************] to [********************************] that it acquires on a Collocated Satellite to any third party for any lawful purpose, subject to Customer's ultimate obligations therefore, consistent with Section 10.6 of this Agreement (i.e., an [****************************] the [*********************
***********************] without the consent of the other party).

                           Accordingly,  by way of example, if PanAmSat notifies
Customer    in     [*********]    of    PanAmSat's     [*****************]     a
[********************] either with Mexico Ku-band Transponders or [************ ************] Transponders that would have a [**********************************
********************************] to have Mexico Ku-band Transponders, Customer [**********************] whether to [**********] an agreement to [************]
on such Satellite or [***********************] of a Satellite employing such frequencies for Mexico Ku-band Transponders until [*******************] such [*********************] could not be placed into [******************************
*********] unless Customer's right to so decide is extended until [**************] and, unless PanAmSat allows Customer the right specified above to [********************] Customer will have until [***************] to make a decision, effectively [********] PanAmSat from committing to any [*************] of such [********************************]

                           The foregoing  notwithstanding,  if Customer requests
PanAmSat  to provide  [****************************]  under  Section  1.8(b)(ii)
above,  Customer  shall  [*****]  to have the  right to  [*****] a  decision  to
[***************]  from  a   [*********************]   Informal  discussions  or
exchange of correspondence by the parties regarding the possibility of a [***************************] including (without limitation), consultation under clause (d) below, that does not clearly state that it is intended as a notice under this clause or a request under Section 1.8(b)(ii) shall not be deemed to give rise to rights under this or related provisions.

                  (c) PanAmSat Obligated to Launch. Customer may [********* ****************] to [*********************] with the [***********************]
and [*********] of a [***************] and/or, a Successor Satellite under the following circumstances:

                           (i)  The   obligation   may  be  applied  only  to  a
[*************************] for PAS-5, [**********************] and, if Customer
agrees to [************************] on a


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


[****************************************] of the  Service  Date of  PAS-5, [***
****************************************************]  each with at least twelve
"Mexico Ku-band Transponders," meeting the criteria set forth in clause (a) above;

                           (ii)  Customer  shall use all  reasonable  efforts to
[*****************] exercise of rights under this Section 16.1 with other users of PAS-5 so that the same [**********************] may be used to satisfy the needs of each entity, but placement into service of such Satellite shall not be unreasonably delayed to accommodate such coordination;

                           (iii)  Customer  must  [******************]  or enter
into  [**********]  of  [**********************]  for at  [********************]
Ku-band transponders on each satellite that PanAmSat is required to cause to be [**********************************] provided that PanAmSat may [******]
Customer to [**********************] Ku-band transponders if Customer is otherwise unwilling to do so, but only if PanAmSat grants Customer the right to assign to any third party for any lawful purpose the number of transponders above [**] ("Extra Transponders") that Customer is required to take (subject to Customer's ultimate obligations as under Section 10.6) and PanAmSat agrees to use reasonable efforts to assist Customer in assigning its rights to such capacity;

                           (iv) Except under  circumstances in which Customer is
acting in response to a notice given to it by PanAmSat  under clause (b) of this
Section 16.1 of PanAmSat's intention to launch a Collocated Satellite, all or substantially all of the [*********] provided to it under this Agreement must be [**********] Customer's DTH Service and, at the time that such required Satellite is placed in service, all [***********] provided under this Agreement, with the exception of any Extra Transponders that Customer may be [****************] under the previous clause (iii), may only be [************]
the [**********] of DTH Service;

                           (v)  PanAmSat  shall not be obligated to proceed with
[*************]  until  all   [************************************]   or  other
[********************************] and [***************************************]
have been obtained or resolved. PanAmSat shall use all reasonable efforts to obtain [**************************************] and to resolve such other issues, provided that PanAmSat will use efforts in respect of Customer's [**********] at least as great as it has used or uses during the [*********] period for other capacity. If permitted by law, PanAmSat will go


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


forward in advance of such resolution if Customer [****] for and [******] the [*************] (e.g., [************] and [***************] of proceeding along such a course);

                           (vi) PanAmSat may  [********]  Customer to [*****] as
and [***************] the date that  [**********************]  are due, [*******
*******]  PanAmSat's  [*******] in [***********] and [***********] the Satellite
(including,  without limitation,  the [*******] of  [***************************
************************] or other [***************] and launch [***********] In such event, PanAmSat shall [********] such [*******************] against the [*****************] otherwise due for the Collocated or Successor Satellite [************************] at a rate of [*******************] per annum;

                           (vii) If Customer  requires  PanAmSat to proceed with
the construction, launch and operation of a Successor or Collocated Satellite, the purchase price or service fees for transponders on such satellite, unless otherwise agreed, shall be set in accordance with the [**************] established under Section 16.1(a) above. Other terms of the agreement to [****************************] shall be negotiated between the parties in good faith, shall be [**********************] in relevant part, to this Agreement, [************] as appropriate to [************************] whether
[*******************************************************************************
***************************************]     and    other    [***********]    in
circumstances that reasonably require [********************************* *******************************************] herein; and

                           (viii) If Customer  exercises  its rights  under this
Section 16.1(c) to require the construction of a Successor Satellite, it shall do so sufficiently in advance so that: (A) a Successor Satellite for PAS-5 can be scheduled to be available (subject to the conditions stated herein, at Customer's election) either [*************************************************
***********] of PAS-5 (an "Early Successor Satellite") or, provided that the termination right specified in [**********] above is not exercised, by such time that the underlying satellite is to be taken out of service in accordance with [***********] above, and (B) a Successor Satellite for a Collocated Satellite, if any, can be scheduled to be available by the time that such Collocated Satellite is to be taken out of Service.

                  (d) Consultation. PanAmSat will consult with Customer on the planning and design of Successor and Collocated Satellites (including, without limitation, the Ku-band transponders, [***************] etc.) intended for [********


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************************]  it  being  understood  that  [**********************]
(e.g.,   [******************]  that  [*************]  may  be  [***********]  to
Customer at [****************] and beyond the [*************] stated in clause 16.1(a)(ii) above, if applicable.

                  (e) Condition of [**************] Customer shall cease to have any rights under this Article 16 if there is any [********************* *************] unless a [*****************************] of Customer remains with the [**********************] which shall include Televisa, who, as of the date hereof or, if applicable, as of the date that TINTA becomes a Founding Partner (but without regard to any equity held as of such date by anyone other than a Founding Partner), held a majority of the voting equity of the Customer. Customer shall [********************] under clause (c) above if Customer [***********] to have any [****************] under Section 1.8(a)(ii)(B). If
Customer [*********] to have obligations under Section 1.8(a)(ii)(B), Customer shall [*******] to have any further rights under this Section 16.1 vis-a-vis Collocated Satellites other than with respect to [*************************** ********************] that may be already subject to a [*********************
********************************] between PanAmSat and Customer at that time.

                  (f) Survival.  The termination of this Agreement under Section
7.4 or, if the number of Service Transponders that meet their Service Specifications [******************] under Section 7.3, shall not [**************] the parties [***********************] under Section 16.1, until such time, if it has not already done so, as PanAmSat makes available to Customer for [************] or [***************] a Collocated or Successor Satellite (including, without limitation, an "Early Successor Satellite"). If Customer then enters into a [***************] Agreement, the [*****************
*******************] of this Section 16.1 shall be  [***************************
************] in that agreement, provided that in [**] right shall such rights [*******] beyond [****************] At such time as such [******************]
Agreement  is entered or at the [********]  "Negotiation  Period" (as defined in
Section 16.1) without such a [****************] Agreement being entered (except for the operation of Section 16.1(a)(vi) as to the satellite that had been under negotiation, if a Customer's Offer was made), this Section 16.1 shall [******************************]

                  (g) Definitions. For purposes of this Agreement, the term "Successor Satellite" shall mean any satellite containing [*****************] that PanAmSat launches or causes to be launched to replace PAS-5 (or, if Customer makes a [****************] Agreement for [************] on a
[******************] to [*************]


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such  [**********************]  at its  presently  assigned  location or at such
[******************************]  to  which  the FCC may  authorize  PAS-5 to be moved, or, to the extent that this Section 16.1 survives the termination of this Agreement under clause (f) above, the [**********************] of PAS-5 from which Customer [******************] provided under this Agreement. For purposes of this Section 16.1, the term "Collocated Satellite" shall mean any new Satellite (i.e., [***] one that has [***********] launched as of the date of this Agreement), other than successor satellite(s) to previously launched satellites, containing Ku-band capacity that PanAmSat launches or causes to be launched to be in the same Orbital Slot as PAS-5 while PAS-5 is still in [*******************] or, to the extent that this Section 16.1 survives the
termination    of   this    Agreement    under    clause    (f)    above,    the
[***********************]   of  PAS-5   from   which   Customer   [******]   the
[*************] provided under this Agreement.

ARTICLE 17.  GUARANTIES.

         17.1 The Guaranties. Each party's entry into this Agreement is expressly conditioned upon the contemporaneous execution and delivery to PanAmSat of the several guaranties of Televisa, News and TINTA (the "Original Guarantors") in the form set out in Appendix L. If said Guaranties are not executed and delivered to PanAmSat on the date of this Agreement, this Agreement shall be null and void. PanAmSat agrees that, if the [********************************************************] in Customer is
[**********] PanAmSat shall, subject to PanAmSat's prior written consent, not to be unreasonably withheld, conditioned or delayed, allow the [***********************************************] to reflect their interests by
substituting   for  the   [******************************]   the  guarantees  of
[**************************************]        (so        that        [********
***************************************************************]  obligations of
Customer under this Agreement), provided that the [*****************] are of [**********************************************************] (as of the date hereof) and provide PanAmSat with their guaranties in the form set out in Appendix K. PanAmSat acknowledges and agrees that the guarantors under this
Section 17.1 are third party  beneficiaries  of the  provisions  of this Section
17.1 regarding adjustments to guaranteed amounts and are entitled to enforce said provisions directly against PanAmSat.


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ARTICLE 18.  TINTA OPTION.

         TINTA may elect, on notice to PanAmSat, to be given no later than May 4, 1998, to be deemed a Founding Partner, in which event TINTA shall also be deemed to be a Customer Company. If TINTA does not exercise this option, it will not be deemed a Founding Partner and it will only be deemed to be a Customer Company if (and for so long as) it has a voting equity in Customer that is higher than ten percent (10%), it being understood that, as of the Execution Date, TINTA's interest is exactly ten percent (10%). For the avoidance of doubt, by operation of Section 1.4(c) of this Agreement, if TINTA becomes a Customer Company, its "Affiliates" shall also be deemed Customer Companies.

ARTICLE 19.  INDEX TO DEFINED TERMS.

         For ease of reference, there follows a list of defined terms, which identifies the place in this Agreement where each such term is defined:

Defined Term                                                    Defined At:

Additional Facilities Costs                                     1.6(c)
Additional Transponders                                         3.2(c)
Affiliate                                                       1.4(b)
Agreement                                                       Preamble
Approved Companies                                              1.4(b)
Approved Participating Companies                                1.4(b)
[*****************]                                             3.1
[*****************]                                             3.2(a)
Beam                                                            Preamble
Brazil Agreement                                                Preamble
[*****************]                                             16.1(a)(i)
[*****************]                                             16.1(a)(ii)
[*****************]                                             16.1(g)
Confirmed Basis                                                 5.3
Control                                                         1.4(b)
[***]                                                           16.1(a)(ii)
Customer Company                                                1.4(c)
Customer                                                        Preamble
Customer's DTH Service                                          1.4(b)
Customer's Offer                                                16.1(a)(v)
Customer-Provided Facilities                                    4.2
Decision Period                                                 16.1(b)
[*****************]                                             3.2(c)
Deposit                                                         3.1


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DTH Service                                                     1.4(a)
[*****************]                                             16.1(c)(viii)
[**]                                                            3.2(a)
[*****************]                                             1.6(c)
Extra Transponders                                              16.1(c)(iii)
[*****************]                                             3.2(a)
Founding Partner in Competition                                 1.8(d)
Founding Partners                                               1.4(b)
Globo                                                           Preamble
Hughes                                                          Preamble
Indemnitee                                                      9.6
Indemnitor                                                      9.6
Initial Six Months                                              1.6(a)(i)
Intelsat                                                        1.8(a)(iii)
Ku-band                                                         1.4(a)
Ku-band units                                                   7.4
Letter Agreement                                                Preamble
Mexico Beam                                                     Preamble
Mexico Ku-band Transponders                                     16.1(a)(i)
Minimum Complement                                              2.1
Minimum Service Fee                                             1.6(a)
[*****************]                                             3.1
Multi-Country Agreement                                         Preamble
Multi-Country Platform                                          Preamble
Negotiation Period                                              16.1(f)
NetSat                                                          Preamble
News                                                            Preamble
Non-DTH Outlets                                                 1.4(b)
Non-DTH Transponder                                             1.4(c)
Operational Requirements                                        4.1
Original Guarantors                                             17
PanAmSat Company                                                1.8(a)(i)
PanAmSat Group                                                  9.3
PanAmSat                                                        Preamble
PAS-5                                                           Preamble
PAS-5 Orbital Slot                                              1.8(D)
Payment Force Majeure                                           7.5A
[******************************************]                    1.8(a)(i)(B)
[*****************]                                             1.4(a)
programming                                                     1.4(a)
Protected Parties                                               5.3
[********]                                                      3.2(b)
Satellite                                                       Preamble
[*****************]                                             3.2(c)
Service Date                                                    2.1
Service Fee                                                     3.1


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Service                                                         Preamble
Service Specifications                                          2.1
Service Term                                                    2.1
Service Transponders                                            Preamble
simultaneous                                                    5.3
[*********************************************]                 1.8(a)(i)(B)
Spare Equipment                                                 5.3
[*****************]                                             16.1(g)
Taxes                                                           3.5
TINTA                                                           1.4(b)
Televisa                                                        Preamble
Term                                                            2.1
Termination Payment(s)                                          7.5
Territory                                                       1.4(a)
Transaction Costs                                               1.6(c)
transmissions                                                   1.4(a)
Transponder                                                     Preamble
TWTAs                                                           5.3
[*****************]                                             3.2(d)

Defined terms include plural or singular versions and derivatives therefrom (e.g., "Control," "Controlling").

         Each of the parties has duly executed and delivered this Agreement as of the day and year first written above.

                                           PANAMSAT INTERNATIONAL SYSTEMS, INC.


                                           By:
                                           Name:
                                           Title:


                                           CORPORACION DE RADIO Y TELEVISION
                                            DEL NORTE DE MEXICO, S. A. DE C.V.


                                           By:
                                           Name:
                                           Title:


[***] Filed separately with the Commission pursuant to a request for
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

                               LIST OF APPENDICES


A.       Service Transponders

B.       Satellite Description and Spare Equipment

C.       Service Specifications

D.       Operational Requirements

E.       Intentionally Deleted

F.       Intentionally Deleted

G.       Disclosure Schedule

H.       Sample Calculations

I.       Approved Companies

J.       Sample Subordination Provision

K.       Intentionally Deleted

L.       Form of Guaranty

M.       Form of Transmission Plan